As filed with the Securities and Exchange Commission on December 15, 2006

Securities Act File No. 33-20827

Investment Company Act File No. 811-5518

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 109	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 111	☒

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (302) 791-1112

Copies to:

JAMES SHAW	MICHAEL P. MALLOY, ESQUIRE
PFPC Inc.	Drinker Biddle & Reath LLP
103 Bellevue Parkway	One Logan Square
Wilmington, DE 19809	18th & Cherry Streets
(Name and Address of Agent for Service)	Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered              Shares of Common Stock

Subject to Completion

Preliminary Prospectus Dated December 15, 2006

Information contained herein pertaining to the Bear Stearns Enhanced Yield Fund of The RBB Fund, Inc. is subject to completion or amendment. A post-effective amendment to The RBB Fund, Inc.’s registration statement relating to shares of the Bear Stearns Enhanced Yield Fund has been filed with the Securities and Exchange Commission. Shares of the Bear Stearns Enhanced Yield Fund may not be sold nor may offers to buy shares of such Fund be accepted prior to the time the post-effective amendment to the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of the Bear Stearns Enhanced Yield Fund in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

BEAR STEARNS ENHANCED YIELD FUND

of

THE RBB FUND, INC.

PROSPECTUS

                    , 2007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

The Bear Stearns Enhanced Yield Fund is not a money market fund and is not subject to the portfolio quality, maturity and other requirements applicable to money market funds. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INTRODUCTION

The Bear Stearns Enhanced Yield Fund (the “Fund”) is an open-end, diversified investment portfolio of The RBB Fund, Inc. (the “Company”). This Prospectus and the Statement of Additional Information (the “SAI”) incorporated by reference herein relate solely to the Fund.

Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) provides investment advisory services to the Fund.

DESCRIPTION OF THE BEAR STEARNS ENHANCED YIELD FUND

Investment Objective

The Fund seeks a high level of current income consistent with the preservation of principal and liquidity. While the Fund is not a money market fund, it will seek to maintain a stable $1.00 net asset value (“NAV”) per share. The Fund’s investment objective is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Company will provide written notice to shareholders at least 60 days prior to changing its investment objective.

Principal Investment Strategies

The Fund is a diversified mutual fund that seeks to offer higher total returns relative to traditional money market mutual funds and short-term instruments. While the Fund is not a money market mutual fund, it aims to maintain a stable $1.00 NAV share price. The Fund is targeted towards investors seeking higher returns from cash investment pools without unnecessarily jeopardizing principal balances.

The Fund will attempt to limit share volatility by maintaining a weighted average maturity of 365 days or less. In addition, the Fund will limit the maturity of individual instruments to 36 months. The Adviser measures maturities as follows:

•	For floating interest rate securities, the Adviser considers maturity to be the next interest rate reset date.

•	For non-floating interest rate securities (which includes fixed-rate amortizing instruments such as mortgage-backed and asset-backed securities) the Adviser considers maturity to be the earlier of the security’s put date, weighted average life (“WAL”) or final maturity.

•	For money market mutual funds, the Adviser considers maturity to be one day.

•	For all other securities, the Adviser considers maturity to be the earlier of stated maturity or the security’s put date.

WAL is a calculation of the average number of years that each dollar of unpaid principal due on a security remains outstanding. WAL mainly applies to amortizing securities such as mortgage-backed and asset-backed securities. Other securities, however, may return a portion of unpaid principal prior to maturity, e.g., securities with embedded sinking funds.

Under normal conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in investment grade fixed and floating rate securities that are denominated in U.S. dollars. These instruments may include repurchase agreements, negotiable certificates of deposit, commercial paper, letters of credit of banking institutions, time deposits, bankers acceptances, money market mutual funds, corporate debt obligations, asset-backed securities, mortgage-backed securities and municipal securities. The Fund may also invest in:

•	foreign securities that are denominated in U.S. dollars including corporate, supranational, sovereign and bank debt obligations;

•	securities issued by the U.S. Government, its agencies, instrumentalities, or sponsored enterprises;

•	instruments that are fully collateralized by securities listed above;

•	additional instruments approved by the Company’s Board of Directors; and

•	certain derivatives such as futures, swaps and options.

The Fund will use derivatives to:

•	adjust the Fund’s average maturity, particularly when the Fund receives new investments or redemption requests;

•	manage or reduce the Fund’s exposure to risks, primarily interest rate risk; and/or

•	generate additional return for the Fund (which may be speculative).

The Fund may enter into reverse repurchase agreements to increase the Fund’s total return when the Adviser believes that the cost of such transactions is less than the return that can be obtained from investment of the proceeds. In a reverse repurchase agreement, the Fund agrees to sell securities and repurchase them at a mutually agreed upon date and price. The Fund may enter into reverse repurchase agreements with banks, mutual funds (unaffiliated money market funds) and securities dealers provided such entities are deemed creditworthy pursuant to guidelines adopted by the Company’s Board of Directors. The Fund will maintain a segregated custodial account containing liquid securities with a value equal to the value of the repurchase price when such reverse repurchase agreements are outstanding. Reverse repurchase transactions are considered to be a form of borrowing, or financial leverage. The Fund may use financial leverage in an amount up to 33 1/3% of the Fund’s total assets including amounts borrowed.

During the Fund’s initial investment period or under adverse market conditions, the Fund may alter its stated strategy, subject to regulatory requirements, by limiting its investments to solely shorter-term assets such as repurchase agreements, money market mutual funds, or other short-term money market instruments. These strategies could be inconsistent with the Fund’s principal investment strategies, and the Fund might not attain its stated investment objective.

Investment Philosophy & Process. The Fund’s investment process starts with an analysis of the economic landscape, concentrating on, among other things, changes in growth, inflation expectations, monetary and fiscal policy. The Adviser’s outlook for the economy determines the Fund’s structure relative to sector allocation, security selection, yield curve placement and average maturity. The Fund’s approach favors investing in yield-enhanced sectors such as investment grade corporate, asset-backed and mortgage-backed securities. The Fund’s security selection emphasizes in-depth credit and cash flow analysis. The Fund will be positioned along the yield curve to take advantage of those maturities offering the greatest return potential. The Fund’s average maturity is driven by the Adviser’s macroeconomic outlook.

Principal Risks

You may lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Fund will seek to maintain a stable NAV of $1.00 per share, the NAV per share may fluctuate. The Fund cannot guarantee that it will achieve its stated investment objective and may underperform other possible investments or benchmarks. The Fund is also subject to various risks which could reduce the share price and/or income level such as:

•

Interest Rate Risk – The risk that during periods of rising interest rates, the Fund’s yield and the market value of the Fund’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the Fund’s yield and the market value of the Fund’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

•	Re-Investment Risk – The risk that if interest rates decline as investments mature, the proceeds would then be re-invested at rates that are lower than previously earned.

•	Credit/Default Risk – The risk that the credit rating of an issuer or guarantee of a security may be lowered or that an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

•	Cash Flow Risk – The risk that payment of principal on the mortgage or other assets underlying a particular structured security may be faster or slower than estimated. When interest rates are rising, prepayment of principal typically slows and may extend the average life of these instruments, making them more sensitive to changes in interest rates. This is known as extension risk. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

•	U.S. Government Securities Risk – The risk that the U.S. Government will not provide financial support to U.S. Government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

•	Repurchase and Reverse Repurchase Agreements Risk – The risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Fund’s share price.

•	Foreign Securities Risk – The additional risks associated with investments in foreign securities, such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign companies are not regulated by U.S. authorities and are generally not bound by the same financial reporting standards applicable to U.S. companies.

•	Leverage Risk – The Fund may use financial leverage in circumstances where borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. The use of leverage in a declining market may cause a greater loss in the value of the Fund’s share price than if the Fund were not leveraged. Fluctuations in interest rates on borrowings may reduce the Fund’s return or dividends it may pay.

•	Derivatives Risk – The risk that loss may result from the Fund’s investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Fund. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when they would be beneficial.

•	Portfolio Turnover Risk – The risk that higher portfolio turnover rates could result in increased expenses and the increased realization of taxable capital gains, including short-term capital gains.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s securities is available in the SAI.

PERFORMANCE INFORMATION

The Fund has not commenced investment operations as of the date of this Prospectus. Therefore, no performance information is available.

EXPENSES AND FEES

As a shareholder, you pay certain fees and expenses. Total annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.16%
Distribution (12b-1) fees	None
Other Expenses (1)	0.10%

Total annual Fund operating expenses(2)	0.26%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.
(1)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.
(2)	The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing certain expenses in order to limit total annual Fund operating expenses to 0.20% of the Fund’s average daily net assets. These waivers and/or reimbursements may be terminated by the Adviser at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$27	$84

MANAGEMENT OF THE FUND

Investment Adviser

BSAM, located at 383 Madison Avenue, New York, New York 10179, serves as the Fund’s investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and sub-advisory services to open-end investment portfolios, U.S. equity and fixed income separate accounts, alternative investment vehicles such as hedge funds, private equity funds and funds of funds. As of September 30, 2006, BSAM has approximately $39.65 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Fund’s investment portfolio and is responsible for the selection and management of all investments of the Fund in accordance with the Fund’s investment objective and policies.

Portfolio Manager

The Fund is managed by a team that is led by Scott Pavlak. Mr. Pavlak, Senior Managing Director at BSAM, is primarily responsible for day-to-day management of the Fund’s investments. Mr. Pavlak joined Bear Stearns & Co. (“Bear Stearns”) in 1990 and has been with BSAM since 1992. Mr. Pavlak oversees BSAM’s short-term fixed income group and manages institutional corporate, public and Taft-Hartley separate account portfolios. Before joining Bear Stearns, Mr. Pavlak was Vice President and Senior Investment Officer at Beechwood Securities, where he managed fixed income portfolios for a variety of clients. Mr. Pavlak received his B.S. in Finance from Fairleigh Dickinson University and earned his M.B.A. in Finance and Economics from the Stern School of Business at New York University. Mr. Pavlak is a member of the CFA Institute (formerly AIMR) and The New York Society of Security Analysts, Inc. Mr. Pavlak is a CFA charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.16% of the Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Fund will be available in the Fund’s semi-annual report for the period ended February 28, 2007 when prepared.

The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing expenses to the extent necessary to limit total annual Fund operating expenses to 0.20% of the Fund’s average daily net assets. These waivers and/or reimbursements can be terminated at any time.

OTHER SERVICE PROVIDERS

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their NAV. The Fund’s NAV per share is calculated as follows:

Value of Assets Attributable to the Fund
NAV	=	–	Value of Liabilities Attributable to the Fund
Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day on which both the NYSE and Federal Reserve System are open (a “Business Day”). The NYSE and Federal Reserve System are generally open Monday through Friday, except national holidays. Currently, the only scheduled days on which the NYSE is open and the Federal Reserve System is closed are Columbus Day and Veterans Day. The only scheduled day on which the Federal Reserve System is open and the NYSE is closed is Good Friday. The Fund will effect purchases or redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other mutual funds are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”).

The minimum initial investment in the Fund is $5 million. There is no minimum requirement for subsequent investments. The minimum initial investment requirement may be reduced or waived from time to time in the Adviser’s discretion. You can only purchase shares of the Fund on days both the NYSE and the Federal Reserve System are open.

Service Organizations. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received in good order, PFPC will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

General. You may also purchase shares of the Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the “Transfer Agent”) in good order as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

Initial Investment By Mail. You can open an account by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to Bear Stearns Enhanced Yield Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
Bear Stearns Enhanced Yield Fund	Bear Stearns Enhanced Yield Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9843	101 Sabin Street
Providence, RI 02940-8043	Pawtucket, RI 02860-1427

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the NAV per Share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). You must forward a completed application together with necessary supporting documentation to the Transfer Agent at the address noted above under “Initial Investment by Mail” before wiring funds. Notification must be given to the Transfer Agent at (866) 414-2837 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification is required even from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (866) 414-2837. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

ABA # 0310-0005-3

Account Number 86-1172-4119

F/B/O Bear Stearns Enhanced Yield Fund

Ref. (Account Registration)

(Fund and Account Number)

Federal funds purchases will be accepted only on days when both the NYSE and the Federal Reserve System are open for business.

Subsequent Investments. Subsequent investments may be made at any time by purchasing shares of the Fund at its NAV per Share by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Bear Stearns Enhanced Yield Fund), or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” You must notify the Transfer Agent at (866) 414-2837 before 4:00 p.m., Eastern time, on the wire date. Initial and subsequent purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Decisions to close or open the Fund are subject to Board approval. The Adviser will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts. If the Fund closes to new investments, generally the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a. persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company, and

b. existing and future clients of financial advisers and planners whose clients already hold shares of the Fund.

Other persons who are shareholders of other funds of the Company are not permitted to acquire shares of the Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. For business entities, partnerships, trusts, or other organizations, the Company may request additional documentation including, but not limited to, certified copies of the corporate resolution, partnership agreement, or trust document, which established the entity’s identity. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Fund Shares

You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares on days both the NYSE and the Federal Reserve System are open and through the means described below.

See “Purchase of Fund Shares – Services Organizations” for additional information about redemptions effected through Service Organizations.

You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Bear Sterns Enhanced Yield Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940; for overnight delivery, requests should be addressed to Bear Stearns Enhanced Yield Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

•	Name of the Fund;

•	Account Number;

•	A letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered; and

•	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

Redemption By Telephone. If you are authorized to make redemptions by telephone, a redemption of shares may be requested by calling the Transfer Agent at (866) 414-2837. Redemption proceeds will be mailed to the primary registration address unless you provide wire instructions with your authorized instructions. There is no minimum or maximum amount that may be redeemed by phone.

To redeem by telephone, you must elect telephone redemptions in your account application and submit a list of authorized persons. When telephone redemptions are authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be an authorized person of a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Other Redemption Information. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request. Redemption proceeds for recently purchased shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by using the wire purchase option.

The Company may suspend the right of redemption or postpone the date at times when the NYSE or the Federal Reserve System is closed or under any emergency circumstances as determined by the SEC.

Generally, redemption proceeds will be paid in cash, unless the Board of Directors, in its discretion, determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash. In such a case, some or all of the redemption proceeds may be paid in kind, which means that the Fund would distribute readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities received in redemption of their shares. The Company has elected, however, to be governed by Rule 18f-1 under the Act, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends, Distributions and Taxes

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Net short-term capital gains, if any, may also be reflected in daily dividend declarations. Dividends will be paid monthly. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. If you own shares on the Fund’s record date, you will be entitled to receive a distribution. Distributions will be paid in the form of additional shares of the Fund unless a shareholder requests to receive payment in cash.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.

Except as otherwise indicated below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income. Distributions attributable to the net capital gain of the Fund, if any, will be taxable to you as long-term capital gain, regardless of how long you have held your shares. You will be notified annually of the tax status of distributions paid to you.

Distributions on and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

You may also be subject to state and local taxes on distributions and redemptions. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing discussion is applicable to shareholders who are U.S. persons. Shareholders who are nonresident aliens, foreign trusts or estates, foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

BEAR STEARNS ENHANCED YIELD FUND OF THE RBB FUND, INC.

FOR MORE INFORMATION:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bear Stearns Enhanced Yield Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes the Fund’s strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

An SAI has been filed with the SEC. The SAI, which includes additional information about the Bear Stearns Enhanced Yield Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling (866) 414-2837. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call (866) 414-2837. The Fund makes copies of its SAI and Annual/Semi-Annual Reports to shareholders available on the Adviser’s website at www.bearstearns.com.

Purchases and Redemptions

Call 1-800-                .

Written Correspondence

Street Address:

Bear Stearns Enhanced Yield Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

P.O. Box Address:

Bear Stearns Enhanced Yield Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940-8043.

Securities and Exchange Commission

You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File number 811-05518

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED DECEMBER 15, 2006

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

INSTITUTIONAL CLASS

MARVIN & PALMER® LARGE CAP GROWTH FUND

of

THE RBB FUND, INC.

PROSPECTUS

March     , 2007

Investment Adviser:

MARVIN & PALMER® ASSOCIATES, INC.

1201 N. Market Street

Suite 2300

Wilmington, Delaware 19801-1165

The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the “SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

INTRODUCTION

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Marvin & Palmer Large Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).

Marvin & Palmer Associates, Inc., a Delaware corporation (“Marvin & Palmer Associates” or the “Adviser”), provides investment advisory services to the Fund. This Prospectus and the Statement of Additional Information (“SAI”) incorporated herein relate solely to the Fund.

DESCRIPTION OF THE MARVIN & PALMER LARGE CAP GROWTH FUND

Investment Goal

The Fund seeks long-term capital appreciation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets in large cap growth equity securities that the Adviser believes offer the prospect of long-term capital appreciation. Large cap equity securities generally refer to companies in the Russell 1000® Growth Index, although the Fund may invest in securities not included in the Index. The Adviser generally intends to purchase securities of issuers with a market capitalization of $5 billion or more at the time of investment. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars through American Depositary Receipts listed on a national securities exchange or traded in the over-the-counter market. The Fund will notify shareholders in writing at least 60 days prior to any change of its policy to invest at least 80% of its net assets in large cap growth equity securities.

The Fund may participate as a purchaser in initial public offerings of securities (an “IPO”). An IPO is a company’s first offering of stock to the public. The fund may also purchase securities of unseasoned issuers.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Strategies: The Adviser uses a proprietary relative price strength model and focused fundamental research as part of a three step investment process to identify stocks that the Adviser believes have rising earnings expectations.

First, the Adviser relies on a relative price strength model that is focused on long term trends to analyze sectors and individual stocks based on relative price movement. Companies that can be categorized as having positive price strength, i.e. leading the benchmark, become the focus of fundamental analysis by the portfolio managers.

Second, the Adviser uses fundamental analysis to evaluate particular sectors and stocks identified as having positive price strength based on the results of the relative price strength model. The Adviser analyzes growth trends and competitive dynamics, including an analysis of the outlook for prices, costs, and volumes for the industry’s key players. At the company level, the Adviser looks for superior, sustainable long-term growth. The Adviser evaluates three primary factors to predict the long-term growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the company, the company’s competitive advantage, and the company’s key competitors), management quality and balance sheet quality (for example, sufficient internal capital generation to grow the company and risk of bankruptcy).

Third, the Adviser applies the results of steps one and two to construct the Fund’s portfolio by setting sector allocations and selecting stocks. No stock can be purchased unless it has passed the first two steps of the investment process. The Adviser uses a target range of stocks (35-55) and a minimum position size of 0.25% of the Fund’s portfolio for each portfolio security purchased.

Principal Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund if any of the following occurs:

•	The U.S. stock market goes down.

•	Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors or are more volatile than the rest of the U.S. market as a whole.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings or their securities become difficult or impossible to sell at the time and price the Adviser would like.

•	The Adviser’s judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong or the Fund misses out on an investment opportunity because the assets necessary to take advantage are tied up in less advantageous investments.

•	The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading, and limited liquidity.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund had not commenced operations as of the date of this Prospectus. The Fund intends to evaluate its performance as compared to that of the Russell 1000® Growth Index, a composite of large cap, growth oriented companies.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold Institutional Class of shares of the Fund (“Shares”).

Annual Fund Operating Expenses*

(Expenses that are deducted from Fund assets)

Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses [1]	0.90%

Total Annual Fund Operating Expenses	1.55%
Fee Waivers and Expense Reimbursements [2]	(0.75)%

Net Operating Expenses	0.80%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50.
[1]	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.
[2]	The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.80% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years*
Institutional Class	$82	$416

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2008. Thus, the 3 years example reflects the waiver and reimbursement arrangement only for the first two years.

MORE ABOUT THE FUND’S INVESTMENTS AND RISKS

The Risk/Return Information describes the Fund’s investment goal and its principal investment strategies and risks. This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use.

More About The Fund’s Investments

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940 permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The Fund may borrow money for temporary or emergency (not leveraging) purposes. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment goal.

Investment Risks

The following provides additional information about the risks of investing in the Fund:

•	At least 80% of the Fund’s net assets will be invested under normal circumstances in large cap equity securities, and the net asset value of the Fund will vary with changes in the market value of the portfolio positions.

•	The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of the Fund’s portfolio securities could adversely affect the Fund’s net asset value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is expected to exceed 100%.

•	Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•	The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or money market instruments, the Fund may not achieve its investment goal.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

MANAGEMENT OF THE FUND

Investment Adviser

Marvin & Palmer Associates is located at 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165. Marvin & Palmer Associates was founded in 1986 and provides equity investment management services to pension plans, mutual funds, trusts, corporations and other institutional investors. As of December 31, 2006, David F. Marvin, Chairman of the Board and Chief Executive Officer of Marvin & Palmer Associates, owns approximately         % of Marvin & Palmer Associates’ voting stock, and Stanley Palmer, President of Marvin & Palmer Associates, owns approximately         % of Marvin & Palmer Associates’ voting stock. Marvin & Palmer Associates had approximately $             billion in assets under management as of December 31, 2006.

Subject to the general supervision of the Company’s Board of Directors, Marvin & Palmer Associates manages the Fund’s portfolio and is responsible for the selection and management of all investments of the Fund in accordance with the Fund’s investment goal and policies.

Portfolio Managers

The portfolio managers responsible for the day-to-day operation of the Fund are:

•	DAVID F. MARVIN, CFA

(Chairman of the Board, Portfolio Manager – Principal of the Adviser)

Mr. Marvin focuses on global equity investments and currencies. Mr. Marvin, together with Stanley Palmer, founded Marvin & Palmer Associates in July 1986. Prior to starting Marvin & Palmer Associates, Mr. Marvin served for ten years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin’s tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his M.B.A. from Northwestern University and his B.S. from the University of Illinois. He is a CFA charterholder and a member of the CFA Institute. Mr. Marvin has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

•	JAY F. MIDDLETON

(Portfolio Manager – Principal of the Adviser)

Mr. Middleton focuses on equity investments in the Americas. He joined Marvin & Palmer Associates in 1989 as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University and is a member of the Phi Beta Kappa Honor Society. Mr. Middleton has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

•	STEPHEN D. MARVIN

(Portfolio Manager – Principal of the Adviser)

Mr. Marvin focuses on equity investments in the Americas. He joined Marvin & Palmer Associates in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining Marvin & Palmer Associates, he worked for Bear Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College. Mr. Marvin has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

•	PORTER SCHUTT

(Portfolio Manager – Principal of the Adviser)

Mr. Schutt focuses on equity investments in the Pacific Region and the U.S. He joined Marvin & Palmer Associates in 2000 as an International Analyst and became a Portfolio Manager in 2001. Prior to joining Marvin & Palmer Associates, he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia. Mr. Schutt has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.65% of the Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Fund will be available in the Fund’s annual report for the year ended August 31, 2007 when prepared.

The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the Fund to 0.80% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s total annual operating expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Shares are priced at their net asset value (“NAV”). The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV	=	–	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system will be valued at the last sale price for all exchanges, except the NASDAQ, and the official closing price for the NASDAQ. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Equity securities traded in the over-the-counter market are valued at their closing bid prices. The Fund’s fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other mutual funds are valued based on the NAV of those mutual funds (which may use fair value pricing as disclosed in their prospectuses).

If market quotations are unavailable or deemed unreliable, the fair value of the Fund’s investments will be determined by its Valuation Committee in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund’s Valuation Committee may fair value such foreign securities. The use of a pricing service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Purchase of Fund Shares

You can only purchase Shares on days on which both the NYSE and PNC Bank are open and through the means described below. The minimum initial investment in the Fund is $1 million and the minimum subsequent investment is $100,000. The minimum initial investment and minimum subsequent investment requirement may be reduced or waived by the Adviser from time to time.

Purchase of Shares through an Institutional Organization: Shares are available through consultants or broker-dealers purchasing Shares for the accounts of others (“Institutional Organizations”). If you purchase Shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such Organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this Prospectus in light of the terms governing their account with their Institutional Organization. The Fund does not pay to or receive from Institutional Organizations compensation for the sale of Shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the Institutional Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Institutional Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that an Institutional Organization properly submitted to it all purchase and redemption orders received from the Institutional Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

General: You may also purchase Shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund’s records, that will show all of your transactions and the balance of the Shares you own.

Initial Investment By Mail: An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Marvin & Palmer Large Cap Growth Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Marvin & Palmer Large Cap Growth Fund	Marvin & Palmer Large Cap Growth Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire: Shares of the Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Transfer Agent at              prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, NA

Philadelphia, Pennsylvania 19103

ABA#

Account #

  F/B/O Marvin & Palmer Large Cap Growth Fund

Ref. (Account Registration)

(Fund and Account Number)

Additional Investments: Additional investments may be made at any time by purchasing Shares of the Fund at NAV by mailing a check to the Transfer Agent at the address noted above under “Initial Investment by Mail” (payable to Marvin & Palmer Large Cap Growth Fund) or by wiring monies to PNC Bank, NA as outlined above under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at [                        ] prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser may also choose to reopen the Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund, and

c.	employees of the Adviser and their spouses, parents and children.

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order: You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Fund Shares

You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days both the NYSE and PNC Bank are open and through the means described below.

See “Purchase of Fund Shares - Purchase of Shares through an Institutional Organization” for additional information about redemptions effected through Institutional Organizations.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund.

Redemption By Mail: Your redemption requests should be addressed to Marvin & Palmer Large Cap Growth Fund, c/o PFPC Inc., P.O. Box [            ], Providence, RI 02940; for overnight delivery, requests should be addressed to Marvin & Palmer Large Cap Growth Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860, and must include:

a.	Name of the Fund;

b.	Account Number;

c.	a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

d.	medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

e.	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone: In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (800)             -            . The telephone redemption privilege is not available with respect to (i) redemptions in excess of $50,000 during any 30-day period, or (ii) accounts that are registered jointly or requiring supporting legal documents.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (800)             -             and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described on page      of this Prospectus) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding, and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption: The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Other Redemption Information: Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder of the Fund.

Proper Form: You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Taxes

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as “qualified dividend income” taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% for distributions received through December 31, 2010. A distribution is treated as qualified dividend income to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder. Additionally, a portion of the distributions paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. Such gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your Fund Shares for more than one year. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% through December 31, 2010. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a sale or redemption of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

State and Local Taxes: Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult their advisors regarding the tax status of distributions in their state and locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Prior Performance of Similarly Advised Accounts of the Adviser

As of the date of this Prospectus, the Fund is new and does not have any performance to report. This section presents past performance information for the Marvin & Palmer U.S. Equity Composite (the “Composite”). The Composite consists of separate accounts and commingled accounts managed in a substantially similar manner as the Fund. The accounts comprising the Composite have substantially similar investment objectives, policies and strategies as the Fund.

The information is provided to illustrate the past performance of Marvin & Palmer Associates in managing substantially similar accounts and does not represent the performance of the Fund. Investors should not consider this performance data as a substitute for the performance of the Fund, nor should investors consider this data as an indication of the future performance of the Fund or of Marvin & Palmer Associates. The overall expenses of the accounts in the Composite were generally lower than those that would be experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund’s results in the future also may be different because the accounts in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Composite. In addition, the securities held by the Fund will not be identical to the securities held by the accounts in the Composite. Composite performance is also compared to the performance figures for two broad-based securities benchmark indices appropriate to the Fund. Both indices are unmanaged, and are not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the indices. This performance presentation is accompanied by additional disclosures. These footnotes are an integral part of this presentation.

Annualized Returns as of September 30, 2006

	1 Year %	3 Years %	5 Years %	10 Years %	18 Years %
M&P U.S. Equity Composite – Gross	5.68	11.11	6.51	14.68	15.41
M&P U.S. Equity Composite – Net	4.96	10.35	5.78	13.86	14.57

Russell 1000 Growth Index	6.04	8.35	4.42	5.45	10.38
Value Added (M&P Gross vs. R1000 Growth Index)	(0.36)	2.76	2.09	9.23	5.03

S&P 500 Index	10.79	12.29	6.97	8.63	11.72
Value Added (M&P Gross vs. S&P 500 Index)	(5.11)	(1.18)	(0.46)	6.05	3.69

Historical Performance

Date	M&P Gross %	M&P Net %	R1000 Growth %	Value Added (Gross vs. R1000 G) %	S&P 500%	Value Added (Gross vs. S&P 500) %	Dispersion		# of Portfolios	Composite MV ($M)	Total Firm Assets ($M)
							Max %	Min %
1989	29.89	28.78	35.92	(6.03)	31.64	(1.75)	—	—	1	1.7	232.0
1990	3.00	2.29	(0.26)	3.26	(3.10)	6.10	—	—	2	9.4	304.2
1991	55.69	54.70	41.16	14.53	30.46	25.23	60.08	54.16	2	20.8	644.2
1992	2.00	1.28	5.00	(3.00)	7.65	(5.65)	2.65	0.21	2	25.0	1,274.2
1993	31.73	30.63	2.90	28.83	10.07	21.66	32.63	30.02	2	34.3	2,392.0
1994	(22.98)	(23.62)	2.66	(25.64)	1.31	(24.29)	(22.76)	(23.35)	2	27.1	2,595.1
1995	34.55	33.44	37.19	(2.64)	37.58	(3.03)	34.81	34.15	2	32.5	3,044.6
1996	21.13	20.18	23.12	(1.99)	22.84	(1.71)	21.27	20.14	3	42.9	3,409.7
1997	29.55	28.55	30.49	(0.94)	33.85	(4.30)	29.61	29.37	3	53.4	4,619.4
1998	61.25	60.02	38.71	22.54	28.57	32.68	61.78	60.20	3	85.0	7,041.0
1999	89.65	88.19	33.16	56.49	21.07	68.58	91.56	87.40	3	149.0	14,164.4
2000	(4.04)	(4.72)	(22.42)	18.38	(9.09)	5.05	(1.32)	(4.78)	3	137.0	9,956.3
2001	(22.33)	(22.90)	(20.42)	(1.91)	(11.88)	(10.45)	(22.02)	(22.91)	3	114.0	7,132.0
2002	(25.77)	(26.31)	(27.88)	2.11	(22.11)	(3.66)	(25.23)	(26.52)	12	174.2	5,941.4
2003	35.35	34.44	29.75	5.60	28.68	6.67	38.45	34.25	22	759.0	9,660.7
2004	11.27	10.51	6.30	4.97	10.88	0.39	11.85	10.69	22	1,062.2	9,164.9
2005	9.74	8.97	5.26	4.48	4.90	4.84	10.19	7.96	26	1,117.2	9,840.7

YTD 2006	1.94	1.42	2.97	(1.03)	8.53	(6.59)	2.27	1.54	31	1,259.1	10,818.7

U.S. Equity Composite Footnotes:

1. Marvin & Palmer Associates, Inc. (the “firm”) is an investment manager that directs investments in global equities. The firm is defined as an independent investment management firm that holds itself out to the public as such and is registered with the Securities and Exchange Commission and is not affiliated with any parent organization.

2. The firm has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). The firm does not claim firm-wide compliance prior to January 1, 1989 because it does not possess complete records prior to that time for two accounts, neither of which was eligible to be included in the Composite (as defined below). Except as just stated, for the period prior to January 1, 1989, the firm included all other applicable accounts in the Composite and complied with the applicable provisions of GIPS® standards.

3. The U.S. Equity Composite (the “Composite”) is comprised of tax-exempt accounts, separate accounts and commingled accounts that are fully discretionary, U.S. dollar based, fee-paying accounts and a portion of an account that is non-fee paying, including those accounts no longer with the firm. Composite results reflect performance of accounts managed according to the criteria noted. Accounts that are managed according to different or additional criteria may experience materially different investment performance. A complete list and description of the firm’s composites is available upon request. The Composite creation date was November 17, 2000.

4. The investment objective of the accounts in the Composite is to invest in securities traded in a United States market and/or any American Depository Receipts that the firm has identified as having the potential for increasing in value. Effective July 6, 2005, the benchmark for the Composite is the Russell 1000 Growth Index (the “Index”). The Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Composite’s previous benchmark was the Standard & Poor’s 500 Index (the “Supplemental Index”). The Composite’s benchmark was changed because the firm believes that the Index is a more appropriate benchmark for its growth style of investing. Asset allocation and security holdings in the Composite may differ materially from those in the Index; therefore Composite performance may deviate significantly from Index performance over short or long time periods. The Supplemental Index is shown to provide additional comparative information. The Supplemental Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the Supplemental Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also an ideal proxy for the total market. Leverage and derivatives are not used for accounts included in the Composite. Past performance results do not guarantee future returns.

5. All results are expressed in U.S. dollars and are net of broker commissions, expenses related to trading, and actual foreign withholding taxes on dividends, interest, and capital gains. For withholding tax purposes, the accounts in the Composite are U.S. based, and both the Index and Supplemental Index are U.S. based. Results reflect the reinvestment of dividends and capital gains. Net results also reflect the deduction of the actual management fees paid by the accounts in the Composite and other expenses of one account in the Composite. During the periods shown, a portion of the interests of one account contained in the Composite was held by the firm and did not pay management fees, resulting in a positive material performance adjustment to the net results shown. The non-fee-paying portion of the account represented the following percentage of the Composite as of December: 1988 (4.8%), 1989 (6.3%), 1990 (2.0%), 1991 (2.0%), 1992 (2.1%), 1993 (2.8%), 1994 (3.9%), 1995 (5.6%), 1996 (6.2%), 1997 (7.5%), 1998 (8.5%), 1999 (9.4%), 2000 (10.5%), 2001 (10.5%), 2002 (5.7%), 2003 (1.0%), 2004 (0.7%), and 2005 (0.8%).

6. Trade date accounting is used to calculate account performance. Performance for the accounts included in the Composite is calculated monthly using the daily valuation rate of return method. Composite performance is calculated using the asset weighted return method. Additional information regarding the firm’s policies and procedures for calculating and reporting performance results is available upon request.

7. The firm’s fee schedule for management services for separately managed accounts is 0.75% of the market value of assets invested for the first $100 million and is negotiable thereafter. Clients are generally billed in arrears at the end of each quarter. The firm’s investment management fees are described in the firm’s Form ADV, Part II.

8. Dispersion returns represent the maximum and minimum returns among the accounts that were included in the Composite for the entire applicable time period. The number of portfolios represents the actual number of accounts included in the Composite at the end of the applicable time period.

9. The firm has been verified for the investment periods presented from January 1, 1993 through September 30, 2005 by a big-four accounting firm. In addition, a big-four accounting firm performed a Performance Examination for the same period. A copy of the verification report is available upon request.

10. The Russell 1000 Growth® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY’S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

MARVIN & PALMER LARGE CAP GROWTH FUND OF THE RBB FUND, Inc.

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Marvin & Palmer Large Cap Growth Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes fund strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

An SAI, dated March     , 2007 has been filed with the SEC. The SAI, which includes additional information about the Marvin & Palmer Large Cap Growth Fund may be obtained free of charge, along with the Annual and Semi-Annual Reports, by calling (800)             -            . The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser’s website but a copy may be obtained by calling (800)             -            .

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800)             -            .

Purchases and Redemptions

Call (            )             -

Written Correspondence

Street Address:

Marvin & Palmer Large Cap Growth Fund

c/o PFPC Inc.

301 Bellevue Parkway

Wilmington, DE 19809

P.O. Box Address:

Marvin & Palmer Large Cap Growth Fund

c/o PFPC Inc.

P.O. Box [            ]

Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518

Subject to Completion

Preliminary Statement of Additional Information Dated December 15, 2006

Information contained herein pertaining to the Bear Stearns Enhanced Yield Fund of The RBB Fund, Inc. is subject to completion or amendment. A post-effective amendment to The RBB Fund, Inc.’s registration statement relating to shares of the Bear Stearns Enhanced Yield Fund has been filed with the Securities and Exchange Commission. Shares of the Bear Stearns Enhanced Yield Fund may not be sold nor may offers to buy shares of such Fund be accepted prior to the time the post-effective amendment to the registration statement becomes effective. This Statement of Additional Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of the Bear Stearns Enhanced Yield Fund in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

BEAR STEARNS ENHANCED YIELD FUND

of

The RBB Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

                    , 2007

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated                     , 2007 (the “Prospectus”) pursuant to which shares (“Shares”) of the Bear Stearns Enhanced Yield Fund (the “Fund”), a series of The RBB Fund, Inc. (the “Company”) are offered. This SAI is incorporated by reference in its entirety into the Prospectus. Please retain this SAI for future reference.

For a free copy of the Prospectus, please call toll-free 1-800-            .

GENERAL INFORMATION

The Company is an open-end management investment company currently operating twenty separate portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by the Prospectus. Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) serves as the investment adviser to the Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks a high level of current income consistent with the preservation of principal and liquidity. While the Fund is not a money market fund, it will seek to maintain a stable $1.00 net asset value (“NAV”) per share. Normally, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in investment grade fixed and floating rate securities that are denominated solely in U.S. dollars. These instruments may include repurchase agreements, negotiable certificates of deposit, commercial paper, letters of credit of banking institutions, time deposits, bankers acceptances, money market mutual funds, corporate debt obligations, asset-backed securities, mortgage-backed securities and municipal securities. The Fund may invest in foreign securities that are denominated in U.S. dollars including corporate, supranational, sovereign and bank debt obligations. The Fund may also invest in securities issued by the U.S. Government, its agencies, instrumentalities, or sponsored enterprises. Instruments that are fully collateralized by securities listed above and additional instruments approved by the Company’s Board of Directors are also permissible.

The Fund may also use certain derivatives such as futures, swaps and options. The Fund will use derivatives to adjust the Fund’s average maturity, particularly when the Fund receives new investments or redemption requests; manage or reduce the Fund’s exposure to risks, primarily interest rate risk; and/or generate additional return for the Fund (which may be considered speculative).

The Adviser might not invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

The Fund will attempt to limit share volatility by maintaining a weighted average maturity of 365 days or less and limiting maturity of individual instruments in the Fund’s portfolio to 36 months. The Fund’s portfolio holdings disclosures will reflect each instrument’s stated legal final maturity of some instruments, which will be longer than 36 months for many of the holdings in the Fund.

The Adviser measures “maturity” as follows:

Instruments	Maturity

Floating Rate Securities	Maturity date is next interest rate reset date.

Non-Floating Rate Securities (could include fixed-interest-rate securities of all types, including amortizing instruments, mortgage-backed or asset-backed securities, and corporate bonds)	Maturity date is earlier of: • Put date; • Weighted average life; or • Final maturity

Money market fund shares	Maturity date is next day.

All other securities	Maturity date is the earlier of: • Stated maturity, or • Put date.

The Adviser considers the following factors when evaluating the maturity of a debt instrument:

Floating Rate Instruments. These debt instruments are obligated to pay an interest rate to investors that resets on a regular interval typically based on a short-term interest rate index, such as the London Interbank Offering Rate (“LIBOR”) or a U.S. Treasury Bill Index. Generally, coupons will reset on either a monthly (30 days) or quarterly (90 days) basis. Interest rate risk is diminished and the maximum exposure to interest rate risk is the spread in time between reset dates. The market prices of these instruments will generally be at or close to par at all times. This feature provides for stable market prices and is the main factor in determining maturity.

Weighted Average Life (“WAL”). WAL is a metric applied to amortizing instruments. What distinguishes an amortizing security from a non-amortizing security is the inclusion of principal in scheduled cash flows. The majority of these instruments are mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) backed by various types and/or pools of many loans with similar features. Principal repayments occur at regular intervals, typically monthly for most MBS/ABS or on an ad-hoc basis which means one or many of the pools of loans within the MBS/ABS completely returned principal ahead of scheduled maturity. WAL is a more accurate and relevant measure of maturity because a portion of the principal has already been returned to investors. The Adviser believes that WAL specifically measures the average unpaid principal balance remaining outstanding denominated in years. The market values these instruments relative to WAL versus the final stated maturity. For most amortizing instruments, WAL will always be less than final maturity. Thus, risk is more calibrated to WAL versus final maturity.

Put Feature. A put feature embedded within a debt instrument gives the investor the option to put the security back to the issuer ahead of stated maturity at either par value or a stated price slightly different than par. The put option has a specific date when this feature can be triggered at the option of the debt holder. Because the holder of this security can request principal payment ahead of maturity, values of these instruments are calibrated to the put date instead of final maturity.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances, letters of credit and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Commercial Paper and Other Short-Term Corporate Obligations. The Fund may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Variable and Floating Rate Obligations. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

The repurchase price under a repurchase agreement generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The Fund may enter into repurchase agreements with counterparties that the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

The Fund may invest in privately-issued mortgage securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in theses pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets including, but not limited to, auto loans, credit card receivables, leases, installment contracts, student loans and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

U.S. Government Obligations. The Fund may purchase U.S. Government securities. Some U.S. Government securities (such as U.S. Treasury bills, notes and bonds) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises are supported by: (a) the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury; (b) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer; or (c) only the credit of the agency or instrumentality issuing the obligation. Such guarantees of U.S. Government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future. U.S. Government securities that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are backed by the full faith and credit of the U.S. Government. All U.S. Government securities are subject to interest rate risk.

U.S. Treasury securities include the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

U.S. Treasury securities also include Treasury Inflation Protected Securities (“TIPS”) whose principal increases at the same rate as the Consumer Price Index (CPI). The interest payment is then calculated off of that inflated principal and repaid at maturity.

Foreign Securities. The Fund may invest in U.S. dollar denominated foreign securities, including corporate, supranational, sovereign and bank debt obligations. Investment in these securities involves risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s net asset value (“NAV”) starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

Custodial Receipts. The Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Borrowing. The Adviser intends to borrow for leverage or for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. The Fund must maintain asset coverage of at least 300% of the amounts borrowed. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Fund should decline in value while borrowings are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. The Fund’s short sales against the box and related borrowing are not subject to the restrictions outlined above.

Restricted and Illiquid Securities. The Fund does not intend to invest more than 15% of its net assets in illiquid securities, which are securities that the Adviser believes cannot be disposed of in seven days in the ordinary course of business at the approximate value at which the Fund has valued the securities. Any security can become illiquid at any time, but generally illiquid securities could include (but are not limited to): securities that are not readily marketable; repurchase agreements and other agreements with a notice or demand period of more than seven days; securities for which there is no secondary market; certain structured securities and certain swap transactions; certain over the counter options such as interest rate caps, floors and collars; and certain privately-placed securities that the Adviser determines are illiquid, based on its review of the trading markets for a specific restricted security. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These Rule 144A Securities will not be considered illiquid if the Adviser determines that an adequate trading market exists for the securities. As a result, the Fund could hold more illiquid securities during any period in which qualified institutional buyers become uninterested in purchasing Rule 144A Securities. The only types of restricted securities in which the Fund intends to invest are Rule 144A Securities that the Adviser has determined are not illiquid.

Normally, Rule 144A Securities are purchased and valued at a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Rule 144A Securities, and prevailing supply and demand conditions.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may adversely affect the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Board of Directors has delegated to the Adviser the daily function of determining and monitoring the liquidity of the Fund’s securities in accordance with procedures adopted by the Board. The Board exercises its oversight responsibility for liquidity and remains responsible for liquidity determinations.

Securities Lending. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

Futures Contracts and Options on Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may purchase and sell Federal Funds, Eurodollar and Treasury futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selections and duration. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Federal Funds futures contracts are futures contracts based on the simple average of the daily effective federal funds rate during the month of the contract. The effective federal funds rate is a weighted average of all federal funds transactions for a group of federal funds brokers who report to the Federal Reserve Bank of New York each day. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Treasury futures are futures contracts to buy or sell the underlying Treasury securities of various maturities. The Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Fund are traded on U.S. exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities the Fund owns may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. Additionally, long positions in futures contracts may be used to hedge certain parts of the Fund which might be adversely affected by a drop in interest rates.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act, to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or securities purchased to protect the Fund against an increase in the price of securities it intends to purchase.

The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs require margin deposits and, in some cases, may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

Using futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the Adviser’s expectations regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. Using futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from using futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. If there is an imperfect correlation between a futures position and a portfolio position which is intended to be protected, then the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the Fund’s portfolio investments generally are limited to futures on various financial indices.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Fund to “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures approved by the SEC or its staff while the futures contracts and options are open. Typically, this means that the Fund will establish a segregated account consisting of cash or liquid securities in an amount equal to the aggregate underlying value of such contracts or options. In accordance with applicable federal securities laws, including the 1940 Act, related rules and various SEC and SEC staff positions, with respect to certain kinds of derivatives, the Fund must segregate assets. For example, with respect to forwards and futures contracts that are not contractually required to “cash settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards, futures and index options that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash settled forward, futures and index options contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Using leverage involves certain risks. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Fund may enter into interest rate and total return swaps and interest rate caps, floors and collars. The Fund may also purchase and write (sell) options on swaps, commonly referred to as swaptions. The Fund may also enter into credit default swaps based on a specified underlying asset (or groups of assets or indices).

The Fund may enter into swap transactions for hedging purposes, to manage the Fund’s maturity, or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. When the Fund is a buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets or indices). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities or indices). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or groups of securities or indices) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. Generally, however, the Fund will enter into interest rate and total return, swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

To the extent that the Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any interest rate or total return swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser.

The use of interest rate and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement if the swap counterparty defaults or files for bankruptcy protection. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

Interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions), futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts); options on securities otherwise eligible for investment, interest rate caps, interest rate floors and interest rate collars may constitute derivative instruments. The Fund intends to use derivative instruments to adjust the Fund’s average maturity, particularly when the Fund receives new investments or redemption requests, manage or reduce the Fund’s exposure to risks, primarily interest rate risk, and/or to generate additional return (which may be considered speculative).

Zero Coupon Bonds. To the extent consistent with its investment objective, the Fund generally may invest in zero coupon bonds, which are debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Fund’s net assets.

Leverage. Under the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Fund including:

•	the likelihood of greater volatility of the Fund’s NAV than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Fund’s return; and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the Fund’s NAV than if the Fund were not leveraged.

The Fund nevertheless may determine to continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

Credit Quality. Short-term instruments purchased by the Fund will be rated in the highest rating category by at least two nationally recognized statistical rating organizations (“NRSROs”) (e.g., P-1 as rated by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 as rated by Standard & Poor’s Rating Group (“S&P”)) or, in the case of short-term municipal securities, by at least one NRSRO (e.g., A-1 by S&P or MIG-1 or, in the case of variable rate demand obligations, VMIG-1, by Moody’s) . Corporate bonds will be rated in one of the three highest long-term rating categories by at least two NRSROs (e.g., A or higher by S&P or Moody’s). Asset-backed and mortgage-backed securities will be rated in one of the two highest long-term rating categories by at least one NRSRO (e.g., AA- or higher by S&P or Aa3 or higher by Moody’s). When a security requires a minimum rating by at least two NRSROs and only one NRSRO has rated the security, the security may be deemed to have met its rating requirement if it receives the minimum required rating from that NRSRO and it is determined by the Adviser to be of comparable credit quality. If no NRSRO has rated a security, the security may be deemed to have met its rating requirement if it is determined by the Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative rating (for example, plus or minus) within a designated major rating category. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders. Debt securities purchased by the Fund may include securities issued by the U.S. Government (and its agencies, instrumentalities and sponsored enterprises), banks and other issuers. See Appendix A for a description of NRSRO ratings.

Portfolio Turnover. There are no limitations on the length of time that securities must be held by the Fund and the Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which would be borne by the Fund and its shareholders.

In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund’s securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate would increase.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.

Borrow money, except the Fund may (a) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements in amounts up to 33-1/3% of the value of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; and (c) obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any permitted borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 33-1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund will not purchase securities while aggregate borrowings for temporary purposes exceed 5% of the Fund’s total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. To the extent the Fund covers its commitment under a reverse repurchase transaction (or economically similar transaction) by segregating assets determined to be liquid equal in value to the amount of the Fund’s commitment to repurchase, such an agreement would not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

2.	Issue senior securities, except as described above in number 1 or as permitted under the 1940 Act;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

5.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase, sell or enter into options, futures contracts, options on futures contracts, swap agreements and other derivative instruments;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in U.S. Government obligations, loan participations and assignments, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

The Fund’s investment objective and strategies described in the Prospectus are not fundamental and may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders upon 60 days’ notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, policies relating to the disclosure of the Fund’s securities. The policies relating to the disclosure of the Fund’s securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s securities holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian for the Fund; PFPC Inc. (“PFPC”), the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley, the Fund’s financial printers; and Institutional Shareholder Services Inc. (“ISS”), the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third-party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	20	Director, Comcast Corporation; Director, AMDOLS Limited. (provide nature of business)

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	20	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	20	None

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Director	1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	20	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997.	20	Director, WT Mutual Fund.

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	20	Director, Moyco Technologies, Inc.

Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981- 2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Director, Weiss, Peck & Greer Fund Group (1992 to 2005); and Partner, Kantor-Davidoff (law firm) (2006 to date).	20	Director, Reich and Tang Group; Director, The Sparx Japan Fund.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director

INTERESTED DIRECTORS[2]

Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	20	Director, Kensington Funds.

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	20	Director, Cornerstone Bank.

OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Tina M. Payne 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 5/19/74	Secretary	2004 to present	Since 2003, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 2001 to 2003.	N/A	N/A

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director*	Other Directorships Held by Director

James G. Shaw 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 10/01/60	Asst. Treasurer	2005 to present	Director and Vice President, PFPC Inc., since August 2005; Vice President, PFPC Inc., since 1995.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	2004 to present	President, Vigilant Compliance Services, since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Account Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees twenty portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director except Messrs. Giordano, Sargent and Straniere may continue to serve as a Director until the last day of the year 2011 or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Retirement Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. The investment adviser to the Company’s Money Market Fund, BlackRock Institutional Management Corporation, the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano,

McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent registered public accounting firm(s). The Audit Committee convened six times during the fiscal year ended August 31, 2006.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. McKay, Reichman and Straniere. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2006.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2006.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

DISINTERESTED DIRECTORS
Julian A. Brodsky
Nicholas A. Giordano
Francis J. McKay
Arnold M. Reichman
Mark A. Sargent
Marvin E. Sternberg
Robert A. Straniere

INTERESTED DIRECTORS
J. Richard Carnall
Robert Sablowsky

Directors’ and Officers’ Compensation

Since February 15, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director is also paid a fee of $350 for telephonic Board meetings lasting one-half hour or less. In addition, the Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2006, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses			Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors or Officers
Independent Directors: Julian A. Brodsky, Director	$38,500		N/A		N/A	$38,500
Nicholas A. Giordano, Director*	$0		N/A		N/A	$0
Francis J. McKay, Director	$37,125		N/A		N/A	$37,125
Arnold M. Reichman, Director and Chairman	$31,250		N/A		N/A	$31,250
Mark A. Sargent, Director*	$0		N/A		N/A	$0
Marvin E. Sternberg, Director	$39,125		N/A		N/A	$39,125
Robert Straniere, Director*	$1,731		N/A		N/A	$1,731

Interested Directors: J. Richard Carnall, Director and former Chairman	$34,300		N/A		N/A	$34,300
Robert Sablowsky, Director	$29,500		NIA		NIA	$29,500

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$224,784		N/A		N/A	$224,784
Edward J. Roach, President and Treasurer	$43,000	$	[3,630	]	N/A	$43,000

*	Mr. Straniere was elected to the Board of Directors at a meeting held on May 25, 2006 and, therefore, the compensation reflected is for the period May 25, 2006 through August 31, 2006. Messrs. Giordano and Sargent were elected to the Board of Directors at a meeting held on September 6, 2006 and, therefore, received no compensation during the fiscal year ended August 31, 2006.

As of December 31, 2005, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Advisers or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. The highest amount outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2004 through December 31, 2005 (including any predecessor credit facility in effect during such period), based on month-end balances, was $21.8 million. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2006. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2006, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2004 through December 31, 2005, Merrill Lynch participated as an underwriter in 1 (one) Comcast debt offering. Merrill Lynch did not serve as a joint book-running manager in that debt offering. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $300,000. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2004 through December 31, 2005.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs ISS, a third-party service provider, to assist in the voting of proxies. These procedures have been provided to ISS, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for its first 12-month period ended June 30, 2007 will be available, without charge, upon request, by calling BSAM at 1-800-436-4148 ext. 3591 (Brian Crowley) and by visiting the SEC website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this SAI, Bear Stearns Asset Management Inc. held all of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. (“Bear Stearns”), a publicly-traded Delaware corporation, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”).

Under the Advisory Agreement, BSAM will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objectives, restrictions and policies stated in the Prospectus and SAI. BSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSAM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Agreement.

For its investment advisory services to the Fund, BSAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.16% of the Fund’s average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Fund’s total annual Fund operating expenses to 0.20% of the Fund’s average daily net assets. The fee waiver and expense reimbursement are not contractual and can be terminated at any time.

The Fund bears its own expenses not specifically assumed by BSAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to, the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by BSAM; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC; (i) fees and expenses of officers and Directors who are not affiliated with the Fund’s Adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular portfolio or class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the Fund.

The Advisory Agreement was initially approved on November 8, 2006 for a term ended August 16, 2007 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the sole shareholder of the Fund. The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 90 days’ written notice to BSAM. The Advisory Agreement may also be terminated by BSAM on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment thereof.

Portfolio Manager

Other Accounts. The table below discloses accounts, other than the Fund, managed by a team led by Scott Pavlak, who is primarily responsible for the day-to-day management of the Fund. This information is as of September 30, 2006.

Fund Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Pavlak, CFA	0	0	0	0	42	$5.4 billion

The accounts identified below represent accounts for which the advisory fee is based on the performance of the account.

Fund Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Pavlak, CFA	0	0	0	0	1	$231 million

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Description of Compensation. Portfolio managers are compensated with an annual salary and incentive bonus. The salary generally accounts for less than half of their total income. In addition to product performance, they are paid based upon teamwork, asset growth and contribution to the franchise. Performance is compared to various U.S. Treasury, agency and credit indices with durations of up to three years. Performance is examined over market cycles which are typically trailing one year, three year and five year periods. Mr. Pavlak is not compensated differently based on the performance of the Fund as compared to the performance of Other Accounts disclosed above. All officers of BSAM who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan and Mr. Pavlak is expected to satisfy the minimum compensation levels to participate in BSAM stock plans.

Securities Ownership. The Fund has not offered shares to the public as of the date of this SAI and, accordingly, the Portfolio Manager does not own any shares of the Fund as of that date.

Custodian Agreement

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 is the custodian of the Fund’s assets pursuant to a Custodian Agreement dated August 16, 1988, as amended. Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund, PFPC Trust receives a fee of $             on average daily gross assets of the Fund calculated daily and payable monthly. There is a minimum monthly fee of $            , exclusive of transaction charges and out of pocket expenses and other charges.

Transfer Agency Agreement

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PFPC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund, PFPC is entitled to receive a monthly fee calculated at the annual rate of     % of the Fund’s average net assets. There is a minimum monthly fee of $            , exclusive of out of pocket expenses.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000—$50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Agreement

PFPC serves as administrator to the Fund pursuant to administration and accounting services agreements dated                     , 2007 (the “Administration Agreement”). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, negligence or reckless disregard. For its services to the Fund, PFPC is entitled to receive a monthly fee calculated at the annual rate of     % of the Fund’s average net assets. There is a minimum monthly fee of $            , exclusive of out of pocket expenses.

The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”). Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of the Fund’s shares. Shares of the Fund are continuously offered.

Administrative Services Agreement

PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of May 29, 1998. These services include furnishing data processing and clerical services, acting as liaison between the Fund and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive an annual fee of &          from the Fund.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for executing portfolio transactions for the Fund, subject to policies established by the Board of Directors and applicable rules. Debt and U.S. Government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.

For transactions involving securities actively traded on a securities exchange, in selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Fund Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in kind, which means the Company will distribute to the redeeming shareholder securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) or the Federal Reserve System are closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

Shares of the Fund are priced at their net asset value (“NAV”). The NAV per Share is calculated as follows:

Value of Assets Attributable to the Fund
NAV=	-	Value of Liabilities Attributable to the Fund
Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE and Federal Reserve System are open. Currently, the NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday. The Federal Reserve System is closed on the same holidays except that it is not closed on Good Friday but is also closed on Columbus Day and Veterans Day.

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund that are not described in the Prospectus.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect.

Federal Taxes

The Fund intends to qualify in each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested (1) in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (2) in the securities of two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (3) in the securities of one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, [26.773] billion shares have been classified into [106] classes as shown in the table below, however, the Company only has 29 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Tudor Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG Large Cap Growth Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Fund)	100
Y	50	ZZZ (Marvin & Palmer Large Cap Growth Fund)	[100	]
Z	50	AAAA (Bear Stearns Enhanced Yield Fund)	[100	]
AA	50	Select (Money)	700
BB	50	Beta 2 (Municipal Money)	1
CC	50	Beta 3 (Government Money)	1
DD	100	Beta 4 (N.Y. Money)	1
EE	100	Principal Class (Money)	700
FF (n/i numeric Emerging Growth)	50	Gamma 2 (Municipal Money)	1
GG (n/i numeric Growth)	50	Gamma 3 (Government Money)	1
HH (n/i numeric Mid Cap)	50	Gamma 4 (N.Y. Money)	1
II (Baker 500 Growth Fund)	100	Bear Stearns Money	2,500
JJ (Baker 500 Growth Fund)	100	Bear Stearns Municipal Money	1,500
KK	100	Bear Stearns Government Money	1,000
LL	100	Delta 4 (N.Y. Money)	1
MM	100	Epsilon 1 (Money)	1
NN	100	Epsilon 2 (Municipal Money)	1
OO	100	Epsilon 3 (Government Money)	1
PP	100	Epsilon 4 (N.Y. Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 1 (Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 2 (Municipal Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Zeta 3 (Government Money)	1

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
TT (Robeco Boston Partners Investors Mid Cap)	100	Zeta 4 (N.Y. Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 1 (Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 2 (Municipal Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Eta 3 (Government Money)	1
YY (Schneider Capital Small Cap Value)	100	Eta 4 (N.Y. Money)	1
ZZ	100	Theta 1 (Money)	1
AAA	100	Theta 2 (Municipal Money)	1
		Theta 3 (Government Money)	1
		Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are nine families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family and the Marvin & Palmer Associates Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Fund; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Steams Family represents interests in two non-money market portfolios; and the Marvin & Palmer Associates Family represents interests in one non-money market portfolio.

Each Share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other Share that represents an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Fund will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the

Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution plan or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the advisory agreement or a change in the Fund’s fundamental investment limitations, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and independent legal counsel to the Disinterested Directors.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, serves as the Fund’s independent registered public accounting firm.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-1

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, new term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

A-2

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn” – A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

A-3

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-3 (high),” “R-3 (middle),” “R-3 (low)” – Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments or the obligation.

A-4

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable in the near term to nonpayment than other lower-rated issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.” – Not rated.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-5

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-6

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not rate the issuer or issue in question.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

A-7

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

A-8

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-9

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

A-10

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

A-11

APPENDIX B

BSAM Proxy Voting Policies and Procedures

Policy

Bear Stearns Asset Management Inc. (“BSAM”) has been authorized by the vast majority of its clients to vote proxies relating to the securities held in their portfolios. This authority carries with it the responsibility on BSAM’s part to analyze the issues connected with shareholder votes, evaluate the probable impact on share prices and vote proxies in what it views to be the best interests of its clients. This duty arises from the fact that an investment adviser’s proxy votes can affect the outcome of a shareholder vote and, consequently, the value of the securities held by its clients. Proxy-voting is therefore integral to an adviser’s investment management process.

At BSAM, the duty to monitor corporate developments and vote proxies falls upon its portfolio managers. Since BSAM’s portfolio managers acquire an enormously diverse and substantial number of securities, BSAM has determined to augment its internal research on corporate governance with the services of Institutional Shareholder Services, Inc. (“ISS”), an independent firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters and making objective voting recommendations intended to maximize shareholder value. ISS currently covers domestic and foreign shareholder votes.

Voting Procedures

Authority to Vote. As part of its fiduciary duty as an investment adviser, BSAM votes proxies for all clients who have not expressly reserved proxy-voting responsibility to themselves. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies to themselves only if their governing instruments expressly provide therefore.

Independent Proxy Research. All proxies received by BSAM from issuers of securities held in BSAM’s managed accounts are initially referred to ISS for its analysis and recommendation as to each matter being submitted for a vote. This referral of proxies to ISS is intended to avoid any possible conflict of interest that may exist between BSAM, BSAM’s clients and the issuers of the securities whose proxies are being voted. ISS’s recommendations are reported to the relevant BSAM portfolio managers who may or may not follow such recommendations depending upon the results of their own research and their familiarity with the companies and issues in question. Where and to the extent BSAM’s portfolio managers agree with an ISS recommendation regarding a specific vote, ISS will vote the proxies reflecting its recommendation on behalf of BSAM’s clients. Given the depth and breadth of ISS’s corporate governance research, and given its single-minded focus on the objective pursuit of shareholder value, it is expected that BSAM’s proxies will generally be voted in accordance with ISS’s recommendations.

To assure its own independence from issuers, ISS maintains and enforces a “Chinese Wall” that separates the staff and systems involved in proxy analysis operations and corporate governance consulting services. Additionally, ISS provides BSAM a representation confirming that ISS does not face a conflict of interest in respect to each issuer every time for which ISS casts a proxy vote.

In the event that a conflict of interest does arise, ISS will inform BSAM of their inability to vote. ISS’s research group will provide a complete analytical summary, but will not issue a final vote recommendation. BSAM will have the responsibility to provide ISS with the specific voting recommendation.

Portfolio Manager Election/Proxy Committee

In certain circumstances, one or more BSAM portfolio managers may disagree with an ISS recommendation and elect to diverge from ISS’s recommendation. It is possible, that with respect to a particular vote, a BSAM portfolio manager may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients with different investment objectives, risk profiles or time horizons. In each such case, the portfolio manager in question must notify BSAM’s Proxy Committee of such an election before instructing ISS to vote any proxies.

The Proxy Committee is responsible for determining whether any of the portfolio managers involved in the election or BSAM has a conflict of interest which would affect the proxies being voted. BSAM’s Chief Compliance Officer (or designee) will conduct the conflict investigation on behalf of the Proxy Committee and report his findings to the other members. If a conflict is found to exist, the portfolio manager challenging the ISS recommendation in question will not be permitted to vote the proxies and the proxies will be voted in accordance with ISS’s recommendation. Where ISS does not cover a company or otherwise cannot recommend a vote, BSAM’s portfolio managers will vote the proxies solely in accordance with their own views unless the Proxy Committee determines that a conflict of interest exists. If the Proxy Committee determines that a conflict of interest exists, the portfolio manager will refer the matter to his or her clients and recommend that they vote the proxies themselves. In any such case, the referral of a voting matter to clients will be undertaken jointly by the relevant portfolio managers and a member of BSAM’s Legal & Compliance group in order to make certain that the voting issue and its implications for the company in question are described and discussed in an even-handed manner, with full disclosure of the relevant conflict of interest.

Conflicts of Interest

Any circumstance or relationship which would compromise a portfolio manager’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee. The Proxy Committee is comprised of BSAM’s Chief Financial Officer, Head of Operations, Chief Investment Officers, General Counsel, and Chief Compliance Officer (or their respective designees). The Proxy Committee will deem a conflict to exist whenever BSAM or one of its portfolio managers has a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in any case where BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. Another example of a conflict of interest would be where BSAM or one of its portfolio managers is related to an incumbent director or a candidate seeking a seat on the board.

Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s portfolio managers from voting proxies where they disagree with ISS or ISS has given no voting recommendation. In addition, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its portfolio managers from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected a Chinese Wall around itself which is designed to prevent BSAM and its affiliates from influencing each other’s businesses and which has the consequential effect of minimizing inter-unit conflicts.

As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

•	a current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

•	the portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•	a third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the portfolio manager responsible for voting a proxy; or

•	a company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List.

Duty to Report

Any Bear Stearns employee who is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how Bear Stearns or an AR votes its proxies has a duty to disclose the existence of the situation to IA Compliance.

Client Elections

If a BSAM client who has authorized BSAM to vote proxies on its behalf nevertheless instructs BSAM to vote its proxy in a fashion different from ISS’s recommendation with respect to such vote, BSAM will vote the proxy in accordance with the client’s written instructions.

Securities on Loan

When a security held in an account managed by BSAM is loaned to a third party, the loan agreement normally provides for the borrower to vote any proxies on shareholder matters that arise during the term of the loan. If, in the opinion of BSAM’s portfolio manager responsible for the account, it is important for any such proxy to be voted on behalf of client accounts notwithstanding the economic benefits attributable to the loan, the portfolio manager will arrange to terminate the loan prior to the date on which the proxy is to be voted. If the portfolio manager in question is uncertain as to whether a loan should be terminated in order to vote a proxy, he or she may refer the matter to the Proxy Committee for its determination.

Record-Keeping

BSAM will, for a period of at least five years, maintain or have ready access to the following documents:

•	a copy of BSAM’s current Proxy-Voting Policies and Procedures.

•	a copy of each proxy statement received by BSAM regarding securities held on behalf of its clients (which may be obtained from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and maintained by ISS).

•	a record of each vote cast by BSAM on behalf of its clients (maintained by ISS).

•	a copy of any document created by BSAM that was material to a proxy vote on behalf of clients.

•	a copy of each written request received from a client as to how BSAM voted proxies on its behalf and a copy of any written response from BSAM to any oral or written client request for information as to how BSAM voted proxies on its behalf.

Where BSAM relies upon ISS to maintain any of the above records, it has obtained an undertaking from ISS to provide copies of such records promptly upon BSAM’s request.

Disclosure to Client

BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV. A copy of BSAM’s Proxy-Voting Policies and Procedures will also be made available to any client upon request. All BSAM clients will be provided with a contact at BSAM from whom they may obtain the proxy-voting records with respect to the securities held in their accounts.

ISS Performance Review

Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services from both substantive and administrative viewpoints. Substantive reviews will focus on evaluations by BSAM’s Proxy Committee as to whether ISS’s policies are consistent with the maximization of shareholder value and will also review any changes ISS may have made on a year on year basis. The administrative review will focus on the timeliness and completeness of ISS’s proxy-voting procedures and updates to its Proxy Voting Guidelines.

ISS Recommendations

Following are BSAM’s voting policies with respect to the most common matters submitted for shareholder votes. These policies are based on ISS’s current voting recommendations.

Recordkeeping

See above

Associated Policies

BSAM Disclosure Requirements for Clients, Third Parties, and Regulatory Authorities Policies and Procedures

Regulatory Authority

Investment Advisers Act Rule 206(4)-6, Interpretative Release 2106 (2003)

ISS Concise Summary of 2006 U.S. Proxy Voting Guidelines

Updated Jan. 12, 2006

1. Auditors

Ratifying Auditors Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

2006 ISS Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF

ADDITIONAL INFORMATION

DATED DECEMBER 15, 2006

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

MARVIN & PALMER® LARGE CAP GROWTH FUND

of

THE RBB FUND, INC.

INSTITUTIONAL CLASS

(an Investment Portfolio of The RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

March     , 2007

Investment Adviser:

MARVIN & PALMER® ASSOCIATES, INC.

1201 N. Market Street

Suite 2300

Wilmington, Delaware 19801-1165

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Marvin & Palmer Large Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus dated March __, 2007 (the “Prospectus”). A copy of the Prospectus may be obtained free of charge by calling toll-free (800)             .

-i-

GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate investment portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by the Prospectus. Marvin & Palmer Associates, Inc. (“Marvin & Palmer Associates” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following information supplements the discussion of the Fund’s investment goal, strategies and risks discussed in the Prospectus.

The investment goal of the Fund is long-term capital appreciation. The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets in large cap equity securities that the Adviser believes offer the prospect of long-term capital appreciation. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in large cap equity securities.

The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Risk Factors Associated with Mortgage-Backed Securities.”

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P®”), Fitch Ratings, Inc. (“Fitch”), or Moody’s Investors Service (“Moody’s”)

(or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. See Appendix “A” for a description of corporate debt ratings.

Borrowing. The Fund may borrow up to 33 1/3% of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of the Fund’s total assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. The Fund’s short sales and related borrowing are not subject to the restrictions outlined above.

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Fund’s Adviser, issues rated “A-2” by S&P® or “Prime-2” by Moody’s. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund’s Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Convertible Securities and Preferred Stocks. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 5% of its net assets in convertible securities, or securities received by the Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to the Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk. As a result, investing in the Fund involves the risk of loss of capital.

Equity Swaps. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

Foreign Securities. The Fund may invest in securities of foreign issuers. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The Fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return or to hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and any other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Holding Company Depository Receipts. The Fund may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. The Fund does not presently intend to invest more than 5% of its respective net assets in HOLDRS.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate, currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities that are not registered under the Securities Act but that may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). Restricted Securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for them. The practice of purchasing Restricted Securities could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing Restricted Securities.

The Adviser will monitor the liquidity of Restricted Securities held by the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities and exchange-traded funds.

Initial Public Offerings. The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its univested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve the risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risk. Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

Market Fluctuation. The market value of the Fund’s investments, and the Fund’s net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by its investment goal, investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in any single mutual fund should not be considered a complete investment program.

Money Market Instruments. The Fund may invest a portion of its assets in money market instruments, which are short-term, high-quality instruments for purposes of temporary defensive measures. Money market instruments include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return and issued by a U.S. bank that is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”) or by a savings and loan association or savings bank that is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured, and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investments are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. Government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Mortgage Dollar Roll Transactions. The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities, on a specified future date.

During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under “Fannie Mae” (the Federal National Mortgage Association) or “Ginnie Mae” (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations that were not publicly offered initially.

The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Economic, business or political developments might affect all municipal obligations of a similar type. The Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually), and the interest rates payable on, floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. The Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

The Fund may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. Except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. The Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund may engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act, to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes, for example, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. In particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Fund may engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code for maintaining the Fund’s qualification as a regulated investment company for federal income tax purposes. See “Dividends, Distribution and Tax Status.”

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the Fund’s portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices. The Fund may write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. The Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of the Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by using the other methods described above.

The Fund may purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by the Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Fund may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, such transactions involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices that may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options, and, if it determines that such options are not readily marketable, the Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the Fund may invest up to 5% of its net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds do not pay interest periodically to maturity, and, therefore, they involve the additional risk that the Fund will not realize any cash until a specified future payment date unless a portion of such securities is sold, and, if the issuer of such securities defaults, the Fund may not obtain any return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because cash generally is not received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, and, as a result, have higher levels of portfolio turnover than funds that pursue passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies.

There are no limitations on the length of time that securities must be held by the Fund, and the Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the Fund and its shareholders.

In determining such portfolio turnover, U.S. Government securities and all other securities (including options) that have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of the Fund would increase. Increased portfolio turnover results in increased brokerage costs, which the Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Fund will trade its portfolio securities without regard to the length of time for which they have been held. To the extent that the Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Purchase Warrants and Rights Offerings. The Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation that enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally remain exercisable only for a brief period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The Fund may not invest more than 5% of its net assets in purchase warrants and similar rights.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

REITs may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, although the repurchase agreement itself must mature in less than 13 months. Default by or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks that the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities purchased subject to repurchase agreements and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s net asset value to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” The Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser believes are undervalued by the market.

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 20% of the Fund’s net assets. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Fund’s net assets.

Short Sales “Against the Box.” In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets.

Structured Securities. The Fund may invest up to 5% of its net assets in structured securities to the extent consistent with its investment goal. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. Government, including, but not limited to, options and futures on such obligations. The maturities of U.S. Government securities usually range from three months to thirty years. Some obligations of agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Government or by U.S. Treasury guarantees, such as securities of Ginnie Mae and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. Government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future. U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are backed by the full faith and credit of the U.S. Government. All U.S. Government obligations are subject to interest rate risk.

U.S. Government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity. The Fund does not presently intend to invest more than 5% of its net assets in U.S. Government obligations.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s NAV starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The Fund’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders. The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks, enter into reverse repurchase agreements and may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or one-third of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.)

2. Issue any senior securities, except as permitted under the 1940 Act. (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1 nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts.

5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Fund’s top ten holdings and sector weightings publicly available on its website, www.marvinandpalmer.com, within 30 calendar days after the end of each calendar quarter.

The scope of the information relating to the Fund that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s information that has already been made public through a web posting or SEC filing, in marketing literature and other communications to shareholders, advisers or other parties, provided that, in the case of information made public through the web, the information is disclosed no earlier than the day after the date of posting to the website.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent;             , the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel for the Company; Kirkpatrick & Lockhart Nicholson Graham LLP, legal counsel for the Adviser; and R. R. Donnelley, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio data from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	20	Director, Comcast Corporation; Director, AMDOCS Limited. (provider of services to telecommunications companies)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	20	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	20	None

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Director Chairman	1991 to present 2005 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	20	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997.	20	Director, WT Mutual Fund.

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	20	Director, Moyco Technologies, Inc.

Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981- 2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Director, Weiss, Peck & Greer Fund Group (1992 to 2005); and Partner, Kantor-Davidoff (law firm) (2006 to date).	20	Director, Reich and Tang Group (asset management firm); Director, The Sparx Japan Fund.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director

INTERESTED DIRECTORS[2]

Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	20	Director, Kensington Funds.

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	20	Director, Cornerstone Bank.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director

OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Tina M. Payne 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 5/19/74	Secretary	2004 to present	Since 2003, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 2001 to 2003.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	2004 to present	President, Vigilant Compliance Services, since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Account Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees eighteen portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director except Messrs. Giordano, Sargent and Straniere may continue to serve as a Director until the last day of the year 2011 or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere will serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Retirement Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she resigns, is removed, becomes disqualified, or dies.
2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act and the remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay, and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2006.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. McKay, Reichman, and Straniere. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2006.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2006.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2006.

	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

DISINTERESTED DIRECTORS

Julian A. Brodsky	[None]	[Over $100,000]

Nicholas A. Giordano

Francis J. McKay	[None]	[Over $100,000]

Arnold M. Reichman	[None]	[Over$100,000]

Mark A. Sargent

	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

Marvin E. Sternberg	[None]	[None]

Robert A. Straniere

INTERESTED DIRECTORS

J. Richard Carnall	[None]	[None]

Robert Sablowsky	[None]	[Over $100,000]

Directors’ and Officers’ Compensation

Since February 15, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. The Directors will be paid a fee of $500 for telephonic Board meetings lasting in length of one-half hour or less. In addition, the Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee of the Board of the Company receives an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2006, each of the following members of the Board of Directors received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500
Nicholas A. Giordano, Director*	$0	N/A	N/A	$0
Francis J. McKay, Director	$37,125	N/A	N/A	$37,125
Arnold M. Reichman, Director and Chairman	$31,250	N/A	N/A	$31,250
Mark A. Sargent, Director*	$0	N/A	N/A	$0
Marvin E. Sternberg, Director	$39,125	N/A	N/A	$39,125
Robert Straniere, Director*	$1,731	N/A	N/A	$1,731

Interested Directors:
J. Richard Carnall, Director and former Chairman	$34,300	N/A	N/A	$34,300
Robert Sablowsky, Director	$29,500	N/A	N/A	$29,500

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$224,784	N/A	N/A	$224,784
Edward J. Roach, President and Treasurer	$43,000	$4,300	N/A	$47,300

*	Mr. Straniere was elected to the Board of Directors at a meeting held on May 25, 2006 and, therefore, the compensation reflected is for the period May 25, 2006 through August 31, 2006. Messrs. Giordano and Sargent were elected to the Board of Directors at a meeting held on September 6, 2006 and, therefore, received no compensation during the fiscal year ended August 31, 2006.

As of December 31, 2006, the Independent Directors or their respective immediate family members (spouse or dependent children) [did not] own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. The highest amount outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2005 through December 31, 2006 (including any predecessor credit facility in effect during such period), based on month-end balances, was $21.8 million. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2006. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2006, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2005 through December 31, 2006, Merrill Lynch participated as an underwriter in 1 (one) Comcast debt offering. Merrill Lynch did not serve as a joint book-running manager in that debt offering. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from

Comcast of approximately $300,000. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2005 through December 31, 2006.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and solely in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investment and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-866-253-8244 and by visiting the SEC website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this Statement of Additional Information, Marvin & Palmer Associates held all of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of             , 2007. The Adviser is not a subsidiary of or under the control of any other company. As of December 31, 2006, David F. Marvin, Chairman of the Board and Chief Executive Officer of the Adviser, owns approximately         % of the Adviser’s voting stock, and Stanley Palmer, President of the Adviser, owns approximately         % of the Adviser’s voting stock. No other person owns more than 5% of the Adviser’s outstanding voting stock.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment goal, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee at an annual rate of 0.65% of the Fund’s average daily net assets. Through December 31, 2008, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 0.80% of the Fund’s average daily net assets. There is no assurance that the Adviser will continue these fee waivers and/or expense reimbursements beyond December 31, 2008. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s total annual Fund operating expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

The Advisory Agreement was approved on November 8, 2006 for a term ended August 16, 2007 by vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the sole shareholder of the Fund. The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The

Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days’ written notice to the Fund. The Advisory Agreement terminates automatically in the event of assignment thereof.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

Portfolio Managers

Other Accounts. below discloses accounts, other than the Fund, managed by the Portfolio Management team of the Adviser. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has buy/sell discretion for the portion of the Fund’s portfolio for which he is responsible. This information is as of November 30, 2006. Table 2 below discloses accounts, other than the Fund, managed by the Portfolio Management team of the Adviser where the fee is based on performance of the account. These accounts and assets are included in Table 1 and are also as of November 30, 2006

Table 1

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David F. Marvin, CFA	2	$377.6 m	19	$1,412.4 m	69	$10,201.5 m
Jay F. Middleton	2	$377.6 m	19	$1,412.4 m	69	$10,201.5 m
Stephen D. Marvin	2	$377.6 m	19	$1,412.4 m	69	$10,201.5 m
Porter Schutt	2	$377.6 m	19	$1,412.4 m	69	$10,201.5 m

Table 2

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David F. Marvin, CFA	0	$0.0 m	2	$60.4 m	9	$2,472.6 m
Jay F. Middleton	0	$0.0 m	2	$60.4 m	9	$2,472.6 m
Stephen D. Marvin	0	$0.0 m	2	$60.4 m	9	$2,472.6 m
Porter Schutt	0	$0.0 m	2	$60.4 m	9	$2,472.6 m

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Description of Compensation. Portfolio Managers are compensated through salary, stock ownership, and bonuses. The Adviser’s salaries are competitive with those of industry peers. The Adviser’s stock must be purchased by the Portfolio Managers rather than granted to them. Bonuses are based on performance of the Adviser’s clients’ portfolios, the individual Portfolio Manager’s contribution to the Adviser, the Adviser’s financial performance and the Portfolio Manager’s investment performance versus competitive peer universes. The Adviser believes that these incentives align the Portfolio Manager’s interests with those of its clients.

Securities Ownership. The Fund has not offered shares to the public as of the date of this SAI and, accordingly, the Portfolio Managers do not own any shares of the Fund as of that date.

Custodian Agreement

PFPC Trust Company (“PFPC Trust”), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund’s assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988, as amended, and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund, PFPC Trust receives a fee $         on average daily gross assets of the Fund calculated daily and payable monthly. There is a minimum monthly fee of $        , exclusive of transaction charges and out of pocket expenses and other charges.

Transfer Agency Agreement

PFPC Inc. (“PFPC”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (collectively, the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund, PFPC is entitled to receive a monthly fee calculated at the annual rate of     % of the Fund’s average net assets. There is a minimum monthly fee of $        , exclusive of out of pocket expenses.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Services Agreement

PFPC also serves as the Fund’s administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of             , 2007, (the “Administration Agreement”). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, PFPC is entitled to receive a monthly fee calculated at the annual rate of     % of the Fund’s average net assets. There is a minimum monthly fee of $        , exclusive of out pocket expenses.

The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

Administrative Services Agreement

PFPC Distributors provides certain administrative services to Institutional Class shares of the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement dated as of May 29, 1998. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between each class of shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive an annual fee of &          from the Fund.

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated January 2, 2001 (the “Distribution Agreement”), entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, the Distributor will use appropriate effort to solicit orders for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Adviser’s capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.

Ongoing research and market data feeds are critical elements of the Adviser’s investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services, which assist the Adviser in carrying out its investment and trading decisions. These products and services include: trading, research and portfolio management systems and consulting services, periodicals and seminars, prime brokerage, custody and clearance services, data services, trading consulting, telephone lines, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service, which provides administrative or other non-research services, is paid for by the Adviser in hard dollars.

All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund’s or a particular client’s transactions and the use of any or all of that broker-dealer’s research material in relation to the Fund or that client’s account. The Adviser may pay a broker-dealer’s brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers.

The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

Institutional Shares of the Fund are available through consultants or broker-dealers purchasing for the accounts of others. Institutional Shares may also be purchased directly from the Fund at the net asset value (“NAV”) per share, by mail or by wire.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are also subject to redemption by the Company, at the redemption price of such Shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Shares of the Fund are priced at their NAV. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

TAXES

The Tax information set forth in the Prospectus and this SAI relates solely to U.S. federal income tax law. This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This section is based on the Code and applicable Treasury regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have retroactive effect.

All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, the Fund must satisfy three important tests each year.

First, the Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund’s principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is generally treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Second, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets must be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax.

If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company: (1) the Fund would be taxed at regular corporate rates on its taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund’s earnings, although corporate shareholders could be eligible for the dividends received deduction.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.773 billion shares have been classified into 106 classes as shown in the table below. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Tudor Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG Large Cap Growth Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class) YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100 100
		ZZZ (Marvin & Palmer Large Cap Growth Fund	100
		AAAA (Bear Stearns Enhanced Yield Fund)	100
X	50	Select (Money)	700

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
Y	50	Beta 2 (Municipal Money)	1
Z	50	Beta 3 (Government Money)	1
AA	50	Beta 4 (N.Y. Money)	1
BB	50	Principal Class (Money)	700
CC	50	Gamma 2 (Municipal Money)	1
DD	100	Gamma 3 (Government Money)	1
EE	100	Gamma 4 (N.Y. Money)	1
FF (n/i numeric Emerging Growth)	50	Bear Stearns Money	2,500
GG (n/i numeric Growth)	50	Bear Stearns Municipal Money	1,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Government Money	1,000
II (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
JJ (Baker 500 Growth Fund)	100	Epsilon 1 (Money)	1
KK	100	Epsilon 2 (Municipal Money)	1
LL	100	Epsilon 3 (Government Money)	1
MM	100	Epsilon 4 (N.Y. Money)	1
NN	100	Zeta 1 (Money)	1
OO	100	Zeta 2 (Municipal Money)	1
PP	100	Zeta 3 (Government Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 4 (N.Y. Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Eta 1 (Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 2 (Municipal Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 3 (Government Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 4 (N.Y. Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Theta 1 (Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 2 (Municipal Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 3 (Government Money)	1
ZZ	100	Theta 4 (N.Y. Money)	1
AAA	100

The classes of common stock have been grouped into separate “families.” There are nine families that currently have operating portfolios, including the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, and the Marvin & Palmer Associates Family. The Sansom Street Family and the Bedford Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in two non-money market portfolios; and the Marvin & Palmer Associates Family represents interests in one non-money market portfolio.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in the Fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock entitled to vote on the matter voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm.              serves as the Fund’s independent registered public accounting firm.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative – grade obligors.

“B-2” – Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative – grade capacity to meet its financial commitments over the short-term compared to other speculative – grade obligors.

“B-3” – Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative – grade obligations.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“RD” – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the issuer or issue in question.

“Withdrawn” – A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”— Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-3 (high),” “R-3 (middle),” “R-3 (low)” – Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular obligation as a matter of policy

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the issuer or issue in question.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.

Moody’s

Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be “positive”, “stable” or “negative”. A positive” or “negative” Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to “positive” or “negative” if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as “evolving”.

DBRS

Rating Trends: Each DBRS rating category is appended with one of three rating trends – “Positive”, “Stable”, or “Negative”. The rating trend helps to give the investor an understanding of DBRS’s opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

Rating Actions: In addition to confirming or changing ratings, other rating actions include:

(1) Suspended Ratings. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer’s future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

Since the availability of such information is critical to the rating assessment, any reluctance in management’s willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS’s assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

(2) Discontinued Ratings. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

(3) Ratings “Under Review.” In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed “Under Review” since they may no longer be appropriate and can no longer be relied upon.

Ratings which are “Under Review” are qualified with one of the following three provisional statements: “negative implications”, “positive implications”, or “developing implications”. These qualifications indicate DBRS’s preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS’s final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy’s financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

APPENDIX B

MARVIN & PALMER ASSOCIATES, INC.

Proxy Voting Policy

This policy sets forth the guidelines pursuant to which MPA will vote proxies for securities owned by its clients.*

Decisions on voting of proxies will be made by MPA unless the client otherwise specifically directs.

I. Role of Proxy Voting Committee

1. The Proxy Voting Committee, which is the committee consisting of two Portfolio Managers of MPA and the Head of the Administration Group (or his or her designate), is designated as the policy-making body with respect to proxy voting by MPA. In this capacity, the Proxy Voting Committee will be aided by the Heads of the Administration Group and the Operations Group, the Head Trader and the General Counsel, with whom the Proxy Voting Committee may consult as and when needed.

2. The Proxy Voting Committee determines the Statement of Policy, which is set forth as Section II of this policy.

3. The Proxy Voting Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

II. Statement of Policy

1. All decisions about how to vote a proxy with respect to an account will be made in accordance with the best investment interests of the client, including stated investment objectives and in accordance with applicable statutory and regulatory requirements, and client agreements, and the related factors that MPA believes appropriate consistent with its fiduciary duties to its clients

2. Generally, it is the policy of MPA, acting in accordance with the principle set forth in Section II.1, to vote proxies as recommended by an issuer’s management, subject to Section 11.3.

*	With respect to limited partnerships or other pooled investment vehicles, the client is the limited partnership or the pooled investment vehicle as the case may be.

3. The Proxy Voting Committee will determine how to vote all proxies containing proposals that involve stockholder rights or the economics of an issuer, such as to election of an opposition slate of directors, a corporate restructuring related to a hostile takeover, or any proposal that does not appear to be in the best interests of stockholders.

B-1

4. With respect to some non-U.S. issuers, the exercise of voting rights can cause the client’s account to incur a cost or cause the underlying shares to be blocked from trading. Although the Proxy Voting Committee recognizes the importance of the right to vote, the Proxy Voting Committee believes that the clients are better served by avoiding unnecessary costs and by preserving the right to trade shares promptly should conditions warrant. Accordingly, when exercising the vote could cause a client’s account to incur a cost or cause the underlying shares to be blocked from trading, which cost or blockage in the judgment of the Proxy Voting Committee outweighs the potential effect on the value of the client’s account of voting, a vote will not be cast.

III. Administration

1. The following proxy voting records shall be maintained in accordance with Section 111.2:

a. This policy;

b. Issuer’s proxy statement received regarding client securities;

c. Copies of actual votes cast on behalf of clients;

d. Actions of the Proxy Voting Committee with respect to proxy voting; e. Records of written client requests for proxy voting information; f. Written responses (if applicable) to written or oral client requests; g. Research used in making the voting decision;

h. Any documents prepared by MPA that are material to making a voting decision; and

i. Any documents prepared by MPA to memorialize the basis for a voting decision.

2. Records of all proxy votes will be retained for a five-year period. For the first two years, these records shall be readily accessible.

3. The Proxy Voting Committee will designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues that are indicated by the Statement of Policy from proxies with respect to issues that are not indicated by the Statement of Policy and proxies with respect to issues designated by the Proxy Voting Committee for further review.

4. The Proxy Voting Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely. With respect to issues that are. not addressed by the Statement of Policy, the designated staff will vote proxies under the supervision of a member of the Proxy Voting Committee.

5. Notwithstanding the foregoing, MPA may retain a service provider to administer this policy. Copies of the proxy materials received and a record as to how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to MPA promptly upon request.

IV. Communications

1. The Proxy Voting Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

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2. In the event a proxy is to be voted against management’s recommendation, the Proxy Voting Committee will determine whether the proxy should or should not be proceeded, or followed, by letter, telephone call or in person discussions with the issuer.

3. MPA will disclose the following in Part II of its Form ADV and brochure:

a. How clients can obtain information on how their proxies were voted; b. Concise summary of this policy;

c. Statement that a copy of this policy is available to clients upon request.

4. A copy of this policy shall be provided to any client promptly upon request or posted on MPA’s Website. A copy of a record of how proxies have been voted for any client’s account shall by provided to the client promptly upon request.

V. Conflict of Interest

1. If MPA has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client’s account, MPA shall disclose to the client in writing the substance of MPA’s interest in the issue and shall seek from the client written direction on how such issue is to be voted.

2. If MPA does not receive written direction from a client on how to vote on an issue on which MPA has a direct or indirect interest, MPA may resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

This existence of an issue on which MPA has a direct or indirect issue shall not prevent MPA from voting on other issues on the same proxy on which MPA does not have a conflict of interest.

B-3

THE RBB FUND, INC.

PEA 109

PART C: OTHER INFORMATION

Item 23.	EXHIBITS

(a)	Articles of Incorporation.

(1)	Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(8)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)	Articles Supplementary of Registrant (Boston Partners Bond Fund - Institutional Class and Boston Partners Bond Fund - Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)	Articles of Amendment to Charter of the Registrant (Boston Partners All-Cap Value Fund - Institutional Class and Boston Partners Bond Fund - Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)	Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)	Articles Supplementary of Registrant (Baker 500 Growth Fund – Institutional Class and Class S) are incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement (No. 33-20827) filed on September 18, 2002.

(36)	Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(37)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(38)	Articles Supplementary of Registrant ((Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(39)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(41)	Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(42)	Articles of Amendment of Registrant (Robeco WPG Core Bond Fund – Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(43)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(44)	Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement (No.33-20827) filed on July 18, 2006.

(45)	Articles of Amendment of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(46)	Articles Supplementary of Registrant (Bear Stearns Enhanced Yield Fund) are filed herewith.

(47)	Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are filed herewith.

(b)	By-Laws.

(1)	By-Laws, as amended are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)	Instruments Defining Rights of Security Holders.

(1)	See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)	Investment Advisory Contracts.

(1)	Investment Advisory Agreement (Money Market) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Sub-Advisory Agreement (Money Market) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Assumption Agreement (Money Market Fund) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(4)	Amended and Restated Investment Advisory Agreement (Boston Partners Large Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(5)	Investment Advisory Agreement (Boston Partners Mid Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(6)	Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)	Investment Advisory Agreement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(8)	Investment Advisory Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(9)	Investment Advisory Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(10)	Amended and Restated Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(11)	Investment Advisory Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)	Form of Investment Advisory Agreement (Institutional Liquidity Fund for Credit Unions) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(13)	Form of Investment Advisory Agreement (Liquidity Fund for Credit Unions (formerly the CU Members’ Liquidity Fund)) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(14)	Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(15)	Investment Advisory Agreement (n/i Emerging Growth Fund) between Registrant and Numeric Investors LLC incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(16)	Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(17)	Investment Advisory Agreement (n/i Mid Cap Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(18)	Amendment No. 1 to Investment Advisory Agreement (n/i Mid Cap Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(19)	Amendment No. 1 to Investment Advisory Agreement (n/i Growth Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(20)	Amendment No. 1 to Investment Advisory Agreement (n/i Small Cap Value Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(21)	Amendment No. 2 to Investment Advisory Agreement (n/i Mid Cap Fund) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(22)	Contractual Fee Waiver Agreement dated December 12, 2003, between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(23)	Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) dated November 21, 2005, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(24)	Contractual Fee Waiver Agreement (Schneider Value Fund) dated November 21, 2005, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(25)	Contractual Fee Waiver Agreement (Bogle Small Cap Growth Fund) dated November 21, 2005, between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(26)	Investment Advisory Agreement (Robeco WPG Core Bond Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement (No. 33-20827) filed on August 30, 2005.

(27)	Investment Advisory Agreement (Senbanc Fund) dated August 31, 2005 between Registrant and Hilliard Lyons Research Advisors is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(28)	Investment Advisory Agreement (Robeco WPG Large Cap Growth Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(29)	Investment Advisory Agreement (Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(30)	Contractual Fee Waiver Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund) dated April 29, 2005 between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(31)	Investment Advisory Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(32)	Interim Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(33)	Form of Investment Advisory and Administration Agreement (Money Market Portfolio) between Registrant and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(34)	Form of Investment Advisory Agreement (Bear Stearns Enhanced Yield Fund) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(35)	Form of Investment Advisory Agreement (Marvin & Palmer Large Cap Growth Fund) between Registrant and Marvin & Palmer Associates Inc. is filed herewith.

(e)	Underwriting Contracts.

(1)	Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(2)	Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Investor Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(3)	Distribution Agreement Supplement (Boston Partners All-Cap Value Fund - Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(4)	Distribution Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(5)	Form of Distribution Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(6)	Form of Distribution Agreement Supplement (Liquidity Fund for Credit Union Members (formerly CU Members’ Liquidity Fund)) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(7)	Distribution Agreement Supplement (Senbanc Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(8)	Distribution Agreement Supplement (Robeco WPG Core Bond Fund – Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(9)	Distribution Agreement Supplement (Robeco WPG Large Cap Growth Fund – Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(10)	Distribution Agreement Supplement (Robeco WPG Tudor Fund - Institutional Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(11)	Distribution Agreement Supplement (Robeco WPG Core Bond Fund - Retirement Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(12)	Distribution Agreement Supplement (Robeco WPG Core Bond Fund - Investor Class) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(13)	Distribution Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(14)	Form of Distribution Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Distributors, Inc. is filed herewith.

(15)	Form of Distribution Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Distributors, Inc. is filed herewith.

(f)	Bonus or Profit Sharing Contracts.

(1)	Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1997.

(2)	Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)	Custodian Agreements.

(1)	Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant’s foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Custody Agreement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value) between Registrant and Custodial Trust Company is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(6)	Custodian Agreement Supplement between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement (No. 33-20827) filed on November 27, 1996.

(7)	Custodian Agreement Supplement (Boston Partners Mid Cap Value Fund) between Registrant and PNC Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(8)	Custodian Agreement Supplement (Boston Partners Bond Fund) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement (No. 33-20827) filed on December 8, 1997.

(9)	Custodian Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(10)	Custodian Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(11)	Custodian Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(12)	Custodian Agreement Supplement (n/i Small Cap Value Fund) between Registrant and Custodial Trust Company is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(13)	Form of Custodian Agreement Supplement (Boston Partners Fund - formerly Long Short Equity) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(14)	Custodian Agreement Supplement (Bogle Small Cap Growth Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(15)	Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant’s foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(16)	Custodian Agreement Supplement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(17)	Custodian Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(18)	Form of Custodian Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(19)	Form of Custodian Agreement Supplement (Liquidity Fund for Credit Union Members (formerly the CU Members’ Liquidity Fund)) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(20)	Custodian Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) between Registrant and Mellon Bank N.A. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(21)	Custodian Agreement Supplement (Senbanc Fund) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(22)	Custodian Agreement among Registrant, PFPC Trust Company and Citibank, N.A., dated as of September 13, 2005, relating to custody of Registrant’s foreign securities is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2005.

(23)	Custodian Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(24)	Form of Custodian Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Trust Company is filed herewith.

(25)	Form of Custodian Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Trust Company is filed herewith.

(h)	Other Material Contracts.

(1)	Transfer Agency Agreement (Sansom Street) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Shareholder Servicing Agreement (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Shareholder Servicing Agreement (Sansom Street Government Obligations Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Shareholder Services Plan (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Transfer Agency Agreement (Bedford Money Market) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Transfer Agency Agreement and Supplements (Bradford, Beta, Gamma, Delta, Epsilon, Zeta, Eta and Theta) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PFPC Inc. dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(8)	Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement (No. 33-20827) filed on October 6, 1995.

(9)	Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement (No. 33-20827) filed on October 25, 1995.

(10)	Transfer Agency Agreement Supplement (n/i Micro Cap Fund, n/i Growth Fund and n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 14, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(11)	Administration and Accounting Services Agreement (n/i Micro Cap Fund) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(12)	Administration and Accounting Services Agreement (n/i Growth Fund) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(13)	Administration and Accounting Services Agreement (n/i Mid Cap Fund (formerly Growth & Value)) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(14)	Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement (No. 33-20827) filed on July 30, 1996.

(15)	Administration and Accounting Services Agreement (Boston Partners Large Cap Value Fund) between Registrant and PFPC Inc. dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(16)	Transfer Agency Agreement Supplement (Boston Partners Large Cap Value Fund, Institutional Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement (No. 33-20827) filed on November 27, 1996.

(17)	Transfer Agency Agreement Supplement (Boston Partners Large Cap Value Fund - Investor Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement (No. 33-20827) filed on November 27, 1996.

(18)	Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Institutional Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(19)	Transfer Agency Agreement Supplement (Boston Partners Mid Cap Value Fund - Investor Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Administration and Accounting Services Agreement (Boston Partners Mid Cap Value Fund) between Registrant and PFPC Inc. dated, May 30, 1997 is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Administration and Accounting Services Agreement (Schneider Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Transfer Agency Agreement Supplement (Schneider Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Institutional Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(24)	Transfer Agency Agreement Supplement (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(25)	Administration and Accounting Services Agreement (Boston Partners Micro Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(26)	Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement (No. 33-20827) filed on June 25, 1998.

(27)	Administrative Services Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional Class) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(28)	Administrative and Accounting Services Agreement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(29)	Transfer Agency Agreement Supplement (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Institutional and Investor Classes) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(30)	Transfer Agency Agreement Supplement (n/i Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(31)	Administration and Accounting Services Agreement (n/i Small Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(32)	Co-Administration Agreement (n/i Small Cap Value Fund) between Registrant and Bear Stearns Funds Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(33)	Administrative Services Agreement (n/i Small Cap Value Fund) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(34)	Form of Transfer Agency Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(35)	Form of Administrative Services Agreement Supplement (Boston Partners Fund (formerly Long-Short Equity) - Institutional Shares) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(36)	Form of Administration and Accounting Services Agreement (Boston Partners Fund (formerly Long-Short Equity)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(37)	Transfer Agency Agreement Supplement (Bogle Small Cap Growth Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(38)	Administrative Services Agreement (Bogle Small Cap Growth Fund) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(39)	Non 12b-1 Shareholder Services Plan and Agreement (Bogle Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(40)	Agreement between E*TRADE Group, Inc., Registrant and Registrant’s principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(41)	Fee Waiver Agreement for n/i numeric investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(42)	Administration and Accounting Services Agreement (Bogle Small Cap Growth Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(43)	Solicitation Agreement between n/i numeric Investors and Shareholder Communications Corporation is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on December 1, 1999.

(44)	Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(45)	Transfer Agency Supplement (Bear Stearns Money Market Family) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement (No. 33-20827) filed on December 4, 2001.

(46)	Form of Transfer Agency Supplement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(47)	Form of Administration and Accounting Services Agreement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(48)	Administrative Services Agreement Supplement (Boston Partners All-Cap Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(49)	Transfer Agency Supplement (Schneider Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(50)	Form of Administration and Accounting Services Agreement (Schneider Value Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(51)	Administrative Services Agreement Supplement (Schneider Value Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(52)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement (No. 33-20827) filed on September 18, 2002.

(53)	Shareholder Servicing Agreement (Bogle Small Cap Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(54)	Administrative Services Agreement Supplement (Boston Partners Funds - Investor Shares) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(55)	Form of Administration and Accounting Services Agreement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(56)	Form of Administrative Services Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(57)	Form of Transfer Agency Agreement Supplement (Institutional Liquidity Fund for Credit Unions) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(58)	Amended and Restated Non-12b-1 Shareholder Services Plan (Numeric Funds) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(59)	Form of Administration and Accounting Services Agreement (Liquidity Fund for the Credit Union Members (formerly the CU Members’ Liquidity Fund)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(60)	Form of Administrative Services Agreement Supplement (Liquidity Fund for the Credit Union Members (formerly the CU Members’ Liquidity Fund)) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(61)	Form of Transfer Agency Agreement Supplement (Liquidity Fund for the Credit Union Members (formerly the CU Members’ Liquidity Fund)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(62)	Amended and Restated Non-12b-1 Shareholder Services Plan (Liquidity Fund for the Credit Union Members (formerly the CU Members’ Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(63)	Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(64)	Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(65)	Administration and Accounting Services Agreement (Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Tudor Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(66)	Administrative Services Agreement Supplement (Robeco WPG Core Bond Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(67)	Administrative Services Agreement Supplement (Robeco WPG Large Cap Growth Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(68)	Administrative Services Agreement Supplement (Robeco WPG Tudor Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(69)	Transfer Agency Agreement Supplement (Robeco WPG Core Bond Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(70)	Transfer Agency Agreement Supplement (Robeco WPG Large Cap Growth Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(71)	Transfer Agency Agreement Supplement (Robeco WPG Tudor Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(72)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(73)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Large Cap Growth Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(74)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Tudor Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(75)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Core Bond Fund – Retirement Class) is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(76)	Administration and Accounting Services Agreement (Senbanc Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(77)	Transfer Agency Agreement Supplement (Senbanc Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(78)	Administrative Services Agreement Supplement (Senbanc Fund) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(79)	Amended Schedule A to Regulatory Administration Services Agreement (Senbanc Fund) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(80)	Administration and Accounting Services Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(81)	Transfer Agency Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(82)	Administration Services Agreement Supplement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(83)	Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No.33-20827) filed on December 14, 2006.

(84)	Escrow Agreement (Money Market Portfolio) between Registrant, PFPC Trust Company, and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(85)	Interim Delegation Agreement (Money Market Portfolio) between Registrant, PFPC Inc., and BlackRock Institutional Management Corp. is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(86)	Form of Administration and Accounting Services Agreement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Inc. is filed herewith.

(87)	Form of Administration Services Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Inc. is filed herewith.

(88)	Form of Transfer Agency Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Inc. is filed herewith.

(89)	Form of Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns Enhanced Yield Fund / Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc. is filed herewith.

(90)	Form of Administration and Accounting Services Agreement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc. is filed herewith.

(91)	Form of Administration Services Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc. is filed herewith.

(92)	Form of Transfer Agency Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc. is filed herewith.

(i) (1)	Opinion and Consent of Counsel to be filed by amendment.

(2)	Consent of Counsel to be filed by amendment.

(j) (1)	None.

(k)	None.

(l)	Initial Capital Agreements.

(1)	Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(3)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

(4)	Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class FF (n/i Micro Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(6)	Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class GG (n/i Growth Fund) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(7)	Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class HH (n/i Mid Cap Fund (formerly Growth & Value)) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(8)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (Boston Partners Large Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(9)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(10)	Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (Boston Partners Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement (No. 33-20827) filed on December 8, 1997.

(11)	Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(12)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(13)	Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(14)	Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (n/i Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(15)	Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(16)	Purchase Agreement (Bogle Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(17)	Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(18)	Purchase Agreement (Schneider Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(19)	Purchase Agreement (Baker 500 Growth Fund) between Registrant and Baker 500 Corporation is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(20)	Form of Purchase Agreement (Institutional Liquidity Fund for Credit Unions) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement (No. 33-20827) filed on March 5, 2003.

(21)	Form of Purchase Agreement (Liquidity Fund for Credit Union Members (formerly the CU Members’ Liquidity Fund)) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(22)	Purchase Agreement (Robeco WPG Core Bond Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(23)	Purchase Agreement (Robeco WPG Large Cap Growth Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(24)	Purchase Agreement (Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(25)	Purchase Agreement (Senbanc Fund) between Registrant and Hilliard Lyons Research Advisers is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(26)	Form of Purchase Agreement (Bear Stearns CUFS MLP Mortgage Portfolio) between Registrant and Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(27)	Form of Purchase Agreement (Bear Stearns Enhanced Yield Fund) between Registrant and Bear Stearns Asset Management Inc. is filed herewith.

(28)	Form of Purchase Agreement (Marvin & Palmer Large Cap Growth Fund) between Registrant and Marvin & Palmer Associates Inc. is filed herewith.

(m)	Rule 12b-1 Plan.

(1)	Plan of Distribution (Sansom Street Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)	Plan of Distribution (Bedford Money Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(3)	Amendment No. 1 to Plans of Distribution (Classes A through Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(4)	Plan of Distribution (Zeta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Plan of Distribution (Eta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(6)	Plan of Distribution (Theta Money Market) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refilled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(7)	Plan of Distribution (Boston Partners Large Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(8)	Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(9)	Plan of Distribution (Boston Partners Bond Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement (No. 33-20827) filed on December 8, 1997.

(10)	Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(11)	Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(12)	Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(13)	Plan of Distribution (Principal Money Market) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(14)	Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(15)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(16)	Plan of Distribution pursuant to Rule 12b-1 (Liquidity Fund for Credit Union Members (formerly the CU Members’ Liquidity Fund)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement (No. 33-20827) filed on April 8, 2003.

(17)	Plan of Distribution pursuant to Rule 12b-1 (Senbanc Fund) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(18)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Core Bond Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(19)	Agreement between Registrant, Bear Stearns Securities Corp. and PFPC Distributors, Inc. dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on December 29, 2005.

(n)	Rule 18f-3 Plan.

(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(p)	Code of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(2)	Code of Ethics of Boston Partners Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(3)	Code of Ethics of Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(4)	Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(5)	Code of Ethics of Bogle Investment Management, L.P. incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(6)	Code of Ethics of PFPC Distributors, Inc is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(7)	Code of Ethics of Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2006.

(8)	Code of Ethics of J.J.B. Hilliard W.L. Lyons, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

(9)	Code of Ethics of Bear Stearns Asset Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(10)	Code of Ethics of Marvin & Palmer Associates, Inc., is filed herewith.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreement between PNC Bank, N.A. (“PNC”) and BlackRock Institutional Management Corporation (“BIMC”), dated April 29, 1998 and incorporated herein by reference to exhibit (d)(3), provide for the indemnification of BIMC and PNC against certain losses.

Section 13 of the Investment Advisory Agreements between Registrant and Numeric Investors, LLC (“Numeric”), each dated November 12, 2004 and incorporated herein by reference to exhibits (d)(14), (d)(15), (d)(16) and (d)(17), provides for the indemnification of Numeric against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, LLC (“Boston Partners”), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(4), (d)(5), (d)(7), (d)(8), and (d)(10), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d) (9) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference as exhibits (d)(12) and (d)(13) provides for the indemnification of WesCorp Investment Services, LLC against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference as exhibits (d)(26), (d)(28) and (d)(29) provides for the indemnification of Weiss, Peck & Greer Investments against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. (“PFPC”), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons (“Hilliard”) is incorporated herein by reference as exhibit (d)(27) provides for the indemnification of Hilliard against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., (“Bear Stearns”), on behalf of the Bear Stearns CUFS MLP Mortgage Portfolio, is incorporated herein by reference as exhibit (d)(31) provides for the indemnification of Bear Stearns against certain losses.

Section 12 of the Form of Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., (“Bear Stearns”), on behalf of the Bear Stearns Enhanced Yield Fund, is filed herewith as exhibit (d)(34) provides for the indemnification of Bear Stearns against certain losses.

Section 12 of the Form of Investment Advisory Agreement between the Registrant and Marvin & Palmer Associates, Inc., (“Marvin & Palmer Associates”) is filed herewith as exhibit (d)(35) provides for the indemnification of Marvin & Palmer Associates against certain losses.

    Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	BlackRock Institutional Management Corporation:

BlackRock Institutional Management Corporation (“BIMC”) is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). Merrill Lynch & Co., Inc. has a 49.80% economic interest and a 45% voting interest in BlackRock and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest in BlackRock. BIMC’s principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

Name and Position with BIMC	Other Company	Position With Other Company
Paul L. Audet Managing Director and Director	BlackRock Provident Institutional Funds Wilmington, DE	Treasurer

	BlackRock Funds Wilmington, DE	Treasurer

	BlackRock Capital Management, Inc. Wilmington, DE	Director

	BlackRock Advisors, Inc. Wilmington, DE	Director

	BlackRock Financial Management, Inc. New York, NY	Director

	BlackRock (Japan), Inc. New York, NY	Chief Financial Officer & Managing Director

	BlackRock International, Ltd. Edinburgh, Scotland	Chief Financial Officer & Managing Director

	BlackRock, Inc. New York, NY	Chief Financial Officer & Managing Director

Steven E. Buller Chief Financial Officer and Managing Director	BlackRock, Inc. New York, NY	Chief Financial Officer & Managing Director

Laurence J. Carolan Managing Director and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

Robert P. Connolly Managing Director, General Counsel and Secretary	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director, General Counsel & Secretary

	BlackRock, Inc. New York, NY	Managing Director, General Counsel & Secretary

	BlackRock International, Ltd. Edinburgh, Scotland	Managing Director, General Counsel & Secretary

	BlackRock (Japan), Inc. New York, NY	Managing Director, General Counsel & Secretary

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director, General Counsel & Secretary

	BlackRock Financial Management, Inc. New York, NY	Managing Director, General Counsel & Secretary

	BlackRock Investments, Inc. New York, NY	General Counsel & Secretary

Laurence D. Fink Chief Executive Officer	BlackRock Funds Wilmington, DE	President & Trustee

	BlackRock Capital Management, Inc. Wilmington, DE	Chief Executive Officer

	BlackRock, Inc. New York, NY	Chairman & CEO

	BlackRock International, Ltd. Edinburgh, Scotland	Chairman & CEO

	BlackRock (Japan), Inc. New York, NY	Chairman & CEO

	BlackRock Investments, Inc. New York, NY	Chairman & CEO

	BlackRock Advisors, Inc. Wilmington, DE	Chief Executive Officer

	BlackRock Financial Management, Inc. New York, NY	Chairman & CEO

	BlackRock HPB Management LLC New York, NY	Director

Charles S. Hallac Vice Chairman	BlackRock, Inc. New York, NY	Vice Chairman, BlackRock Solutions.

Robert S. Kapito Vice Chairman and Director	BlackRock Capital Management, Inc. Wilmington, DE	Vice Chairman & Director

	BlackRock International, Ltd. Edinburgh, Scotland	Vice Chairman & Director

	BlackRock, Inc. New York, NY	Vice Chairman

	BlackRock Advisors, Inc. Wilmington, DE	Vice Chairman & Director

	BlackRock (Japan), Inc. New York, NY	Vice Chairman & Director

	BlackRock Investments, Inc. New York, NY	Director

	BlackRock Financial Management, Inc. New York, NY	Vice Chairman & Director

Kevin M. Klingert Managing Director and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

	BlackRock Financial Management, Inc. New York, NY	Managing Director

John P. Moran Managing Director, Treasurer and Director	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director & Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director & Director

	BlackRock Investments, Inc. New York, NY	President

Barbara G. Novick Vice Chairman	BlackRock, Inc. New York, NY	Vice Charman, Account Management Group, BlackRock, Inc.

Ralph L. Schlosstein President and Director	BlackRock Provident Institutional Funds Wilmington, DE	Chairman & President

	BlackRock Capital Management, Inc. Wilmington, DE	President & Director

	BlackRock, Inc. New York, NY	President & Director

	BlackRock International, Ltd. Edinburgh, Scotland	President & Director

	BlackRock (Japan), Inc. New York, NY	President & Director

	BlackRock Investments, Inc. New York, NY	Director

	BlackRock Advisors, Inc. Wilmington, DE	President & Director

	BlackRock Financial Management, Inc. New York, NY	President & Director

	BlackRock HPB Management LLC New York, NY	Director

Keith T. Anderson Vice Chairman	BlackRock Capital Management, Inc. Wilmington, DE	Managing Director

	BlackRock, Inc. New York, NY	Managing Director

	BlackRock Advisors, Inc. Wilmington, DE	Managing Director

	BlackRock Financial Management, Inc. New York, NY	Managing Director

	BlackRock International, Ltd. Edinburgh, Scotland	Managing Director

	BlackRock (Japan), Inc. New York, NY	Managing Director

Mark G. Steinberg Managing Director and Director	None.	None

Susan L. Wagner Vice Chairman and Chief Operating Officer	BlackRock, Inc. New York, NY	Vice Chairman and Chief Operating Officer

2.	Numeric Investors LLC:

The sole business activity of Numeric Investors LLC (“Numeric”), One Memorial Drive, 9th Floor, Cambridge, Massachusetts 02142, is to serve as an investment adviser. Numeric is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of Numeric is as follows:

Name and Position with Numeric	Other Company	Position With Other Company
P. Andrews McLane Member of the Board of Directors of Numeric	TA Associates Boston, MA	Senior Managing Director and Member of the Executive Committee of Board

Michael Wilson Member of the Board of Directors of Numeric	TA Associates Boston, MA	Managing Director

Peter Carman Member of the Board of Directors of Numeric	Retired	None

Michael Even President and Chief Executive Officer Member of the Board of Directors of Numeric	None	None

Langdon B. Wheeler Chief Investment Officer Chairman of the Board of Directors of Numeric	None	None

Raymond J. Joumas Managing Director and Chief Financial Officer Member of the Board of Directors of Numeric	None	None

Robert E. Furdak Managing Director	None	None

Ed Goldfarb Managing Director	None	None

Arup Datta Managing Director	None	None

Shanta Puchtler Managing Director	None	None

3.	Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

4.	Boston Partners Asset Management, LLC:

The sole business activity of Boston Partners Asset Management, LLC (“BPAM”), 28 State Street, 21st Floor, Boston, Massachusetts 02109, is to serve as an investment adviser. BPAM is registered under the Investment Advisers Act of 1940.

BPAM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of Boston is as follows:

Name and Position with BPAM	Other Company	Position With Other Company

William J. Kelly Chief Executive Officer	Robeco USA, LLC	Chief Executive Officer

	Robeco USA, Inc.	Chief Executive Officer

Mary Ann Iudice Chief Compliance Officer	Robeco USA, LLC	Chief Compliance Officer

	Robeco USA, Inc.	Chief Compliance Officer

	Robeco Investment Asset Management, US	Chief Compliance Officer

	Robeco Sage Capital Management	Chief Compliance Officer

5.	Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company
Arnold C. Schneider, III President and Chief Investment Officer	Turnbridge Management Partners Corp.	President

Steven J. Fellin Sr. Vice President and Chief Financial Officer	Turnbridge Management Partners Corp.	Vice President

6.	WesCorp Investment Services, LLC:

The sole business activity of WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 (“WesCorp”), is to serve as an investment adviser. WesCorp is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

7.	Weiss, Peck & Greer Investments:

The sole business activity of Weiss, Peck & Greer Investments (“WPG”), 909 Third Avenue, New York, NY 10022, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of 1940.

Information as to the directors and officers of WPG is as follows:

Name and Position with WPG	Other Company	Position With Other Company

William J. Kelly Chief Executive Officer	Robeco USA, Inc.	Chief Executive Officer

	Boston Partners Asset Management, LLC	Chief Executive Officer

Roland Toppen Chief Financial Officer	Robeco USA, LLC	Treasurer and Chief Financial Officer

	Robeco Investment Asset Management, US	Director

Michael Anthony Jones President	Robeco USA, Inc.	President

Daniel Swigart Vandivort President and Chief Investment Officer	Robeco USA, Inc.	President and Chief Investment Officer

William George Butterly General Counsel	Robeco USA, Inc.	Secretary and General Counsel

Mary Ann Iudice Chief Compliance Officer	Robeco USA, LLC	Chief Compliance Officer

	Boston Partners Asset Management, LLC	Chief Compliance Officer

	Robeco Investment Asset Management, US	Chief Compliance Officer

	Robeco Sage Capital Management	Chief Compliance Officer

8.	Hilliard Lyons Research Advisors:

Hilliard Lyons Research Advisors is located at 501 South Fourth Street, Louisville, Kentucky 40202. Hilliard Lyons Research Advisors is a division of J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard”). Hilliard is registered under the Investment Advisers Act of 1940 and is also a registered broker-dealer. Hilliard is wholly-owned by The PNC Financial Services Group, Inc.

Information as to the directors and officers of Hilliard is as follows:

Name and Position with Hilliard	Other Company	Position With Other Company

James M. Rogers Executive Vice President, Chief Operating Officer and Director	None	None

James R. Allen President, Chief Executive Officer and Director	None	None

Paul J. Moretti Executive Vice President and Chief Financial Officer	None	None

William S. Demchak Director	PNC Financial Services Group, Inc.	Vice Chairman

	Blue Mountain Credit Alternatives, Ltd	Director

	Blackrock, Inc.	Director

Joseph C. Guyaux Director	PNC Financial Services Group, Inc.	President

	Duquesne Light Holdings, Inc.	Director

	Private Export Funding Corp.	Director

	Highmark, Inc.	Director

Joan L. Gulley Director	PNC Financial Services Group, Inc.	Executive Vice President

John R. Bugh Executive Vice President	None	None

Carmella Miller Executive Vice President, Chief Administrative Officer and Director	None	None

9.	Bear Stearns Asset Management Inc.

Bear Stearns Asset Management Inc. (“BSAM”) serves as the investment adviser to the Bear Stearns CUFS MLP Mortgage Portfolio and the Bear Stearns Enhanced Yield Fund. BSAM is located at 383 Madison Avenue, New York, New York 10179. BSAM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BSAM’s Form ADV is available on the SEC’s website.

Information as to the directors and officers of BSAM is as follows:

Name and Position with BSAM	Other Company	Position With Other Company

Richard A. Marin, Director/Chairman of the Board/Chief Executive Officer/President/Senior Managing Director	Beehive Ventures, LLC	Director/Manager/General Partner

	Big Red Venture Fund	Director

	Cayuga MBA Fund	Director/Investor

	eMarketer, Inc.	Director

	Network Storage Solutions	Director

	Restricted Stock Solutions, Inc.	Director

	Touch Pak, Inc.	Director

John W. Geissinger, Director/Chief Investment Officer/Senior Managing Director	None	None

Rajan Govindan, Director/Chief Operating Officer/Senior Managing Director	None	None

Barbara A. Keller, Secretary/Chief Compliance Officer	Compliance Science, Inc.	Director

Mary Kay Scucci, Chief Financial Officer	None	None

Laurence S. Godin, Executive Vice President/General Counsel/Senior Managing Director	None	None

10.	Marvin & Palmer Associates, Inc.:

The sole business activity of Marvin & Palmer Associates, Inc., 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165, is to serve as an investment adviser. Marvin & Palmer Associates is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Marvin & Palmer Associates indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Marvin & Palmer Associates	Name of Other Company	Position With Other Company
David F. Marvin Chairman & Chief Executive Officer	Cash Management Policy Board Office of the State Treasurer 820 Silver Lake Boulevard Suite 100 Dover, Delaware 19901	Board Member

	Wilmington College Board of Trustees 320 DuPont Highway New Castle, Delaware 19720	Trustee

Stanley Palmer President	None	None

Karen T. Buckley Chief Financial Officer	None	None

The Rt. Hon. Lord Moore, P.C. Director	The Monitor Company Michelin House 81 Fulham Road London United Kingdom	European Chairman and Director

	Rolls-Royce Pension Fund Trustees Moor Lane Derby, DE24 8BJ United Kingdom	Chairman

The Hon. Charles J. Pilliod, Jr. Director	The University of Akron University of Akron Foundation 302 Buchtel Common Akron, Ohio 44325-6220	Board Member

Madelyn B. Smith Director	Badgley Funds Inc. Badgley, Phelps and Bell 1420 Fifth Avenue Suite 3200 Seattle, Washington 98101-2349	Director

	University of Puget Sound Endowment Committee 1500 North Warner Street Tacoma, Washington 98416	Committee Member

	Bellarmine Preparatory School Retirement Board 2300 S. Washington Tacoma, Washington 98405-1399	Board Member

Item 27. Principal Underwriter

(a)	PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of October 9, 2006, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Atlantic Whitehall Funds Trust

CRM Mutual Fund Trust

E.I.I. International Property Fund

E.I.I. Realty Securities

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

Old Westbury Funds

The RBB Fund, Inc.

Stratton Growth Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Van Wagoner Funds

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

ABN AMRO Funds

Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BlackRock Funds

BlackRock Bond Allocation Target Shares

BlackRock Liquidity Funds

International Dollar Reserve Fund I, Ltd.

Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

MGI Funds

Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

Northern Funds

Northern Institutional Funds

(b)	The Distributor is a Massachusetts corporation located at 301 Bellevue Parkway, Wilmington, DE 19809. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Name	Position(s) with Distributor

Brian Burns	Chairman; Director;
President; Chief Executive Officer

Michael Denofrio	Director

Nicholas Marsini	Director

Rita G. Adler	Chief Compliance Officer

John Munera	Anti-Money Laundering Officer

Christine P. Ritch	Chief Legal Officer;
Assistant Secretary; Assistant Clerk

Bradley A. Stearns	Secretary; Clerk

Julie Bartos	Assistant Secretary; Assistant Clerk

Amy Brennan	Assistant Secretary; Assistant Clerk

Craig Stokarski	Treasurer; Chief Financial Officer;
Financial & Operations Principal

Maria Schaffer	Assistant Treasurer; Controller

Bruno Di Stefano	Vice President

Susan K. Moscaritolo	Vice President

Item 28. LOCATION OF ACCOUNTS AND RECORDS

(1)	PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2)	PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(3)	BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4)	PFPC Inc., Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5)	Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant’s Articles of Incorporation, By-Laws and Minute Books).

(6)	Numeric Investors LLC, 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

(7)	Boston Partners Asset Management, L.L.C., 28 State Street, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

(8)	Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(9)	Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(10)	Bear Stearns & Co. Inc., Funds Management Department, 383 Madison Avenue, New York, New York 10179 (records relating to its function as co-administrator for investment portfolios advised by Numeric Investors, LLC)

(11)	WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 (records relating to its function as investment adviser).

(12)	Weiss, Peck & Greer Investments, 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

(13)	Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons, Inc., 501 South 4th Street, Louisville, Kentucky 40202 (records relating to its function as investment adviser).

(14)	Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179 (records relating to its function as investment adviser).

(15)	Marvin & Palmer Associates, Inc., 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165 (records relating to its function as investment adviser).

Item 29. MANAGEMENT SERVICES

  None.

Item 30. UNDERTAKINGS

(a)	Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)	Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 109 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 15th day of December, 2006.

THE RBB FUND, INC.

By:	/s/ Edward J. Roach
Edward J. Roach
President and Treasurer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Edward J. Roach Edward J. Roach	President (Principal Executive Officer) and Treasurer (Principal Financial and Accounting Officer)	December 15, 2006

*J. Richard Carnall J. Richard Carnall	Director	December 15, 2006

*Francis J. McKay Francis J. McKay	Director	December 15, 2006

*Marvin E. Sternberg Marvin E. Sternberg	Director	December 15, 2006

*Julian A. Brodsky Julian A. Brodsky	Director	December 15, 2006

*Arnold M. Reichman Arnold M. Reichman	Director	December 15, 2006

*Robert Sablowsky Robert Sablowsky	Director	December 15, 2006

*Robert Straniere Robert Straniere	Director	December 15, 2006

*Nicholas A. Giordano Nicholas A. Giordano	Director	December 15, 2006

*Mark A. Sargent Mark A. Sargent	Director	December 15, 2006

*By:	/s/ Edward J. Roach	December 15, 2006
Edward J. Roach Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 9, 2000

/s/ Francis J. McKay
Francis J. McKay

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 9, 2000

/s/ Marvin E. Sternberg
Marvin E. Sternberg

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 9, 2000

/s/ Julian Brodsky
Julian Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 9, 2000

/s/ Arnold Reichman
Arnold Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	November 9, 2000

/s/ Robert Sablowsky
Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 10, 2002

/s/ J. Richard Carnall
J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	June 8, 2006

/s/ Robert Straniere
Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Mark A. Sargent, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 21, 2006

/s/ Mark A. Sargent
Mark A. Sargent

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	September 21, 2006

/s/ Nicholas A. Giordano
Nicholas A. Giordano

EXHIBIT INDEX

(a)	(46)	Articles Supplementary of Registrant (Bear Stearns Enhanced Yield Fund)

(a)	(47)	Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund)

(d)	(34)	Form of Investment Advisory Agreement (Bear Stearns Enhanced Yield Fund) between Registrant and Bear Stearns Asset Management Inc

(d)	(35)	Form of Investment Advisory Agreement (Marvin & Palmer Large Cap Growth Fund) between Registrant and Marvin & Palmer Associates Inc.

(e)	(14)	Form of Distribution Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Distributors, Inc.

(e)	(15)	Form of Distribution Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Distributors, Inc.

(g)	(24)	Form of Custodian Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Trust Company

(g)	(25)	Form of Custodian Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Trust Company

(h)	(86)	Form of Administration and Accounting Services Agreement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Inc.

(h)	(87)	Form of Administration Services Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Inc.

(h)	(88)	Form of Transfer Agency Agreement Supplement (Bear Stearns Enhanced Yield Fund) between Registrant and PFPC Inc.

(h)	(89)	Form of Amended Schedule A to Regulatory Administration Services Agreement (Bear Stearns Enhanced Yield Fund / Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc.

(h)	(90)	Form of Administration and Accounting Services Agreement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc.

(h)	(91)	Form of Administration Services Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc.

(h)	(92)	Form of Transfer Agency Agreement Supplement (Marvin & Palmer Large Cap Growth Fund) between Registrant and PFPC Inc.

(l)	(27)	Form of Purchase Agreement (Bear Stearns Enhanced Yield Fund) between Registrant and Bear Stearns Asset Management Inc.

(l)	(28)	Form of Purchase Agreement (Marvin & Palmer Large Cap Growth Fund) between Registrant and Marvin & Palmer Associates Inc.

(p)	(10)	Code of Ethics of Marvin & Palmer Associates, Inc.,